                   Connecticut General Life Insurance Company
     A Stock Company          Home Office Location:    900 Cottage Grove Road
                                                       Bloomfield, Connecticut

          MAILING ADDRESS:    CIGNA INDIVIDUAL INSURANCE
                              VARIABLE PRODUCTS SERVICE CENTER - ROUTING S249
                              HARTFORD, CT  06152-2249


The Company agrees with the Contract Owner to provide the benefits in this contract.

RIGHT TO EXAMINE CONTRACT. The contract may be returned to the insurance agent through whom it was purchased or to the Company via the Variable Products Service Center within 10 days after its receipt (20 days after its receipt where required by law for a contract issued in replacement of another contract). If the contract is so returned, it will be deemed void from the Date of Issue, and the Company will refund the Premium Payment(s) as provided plus or minus any investment gains or losses under the contract as of the date the returned contract is mailed or delivered to the agent through whom it was purchased or the date it is delivered or mailed to the Company, unless required otherwise by law.

The contract is governed by the laws of the jurisdiction of issue and is issued and accepted subject to the terms set forth on this page and on the following pages which are made a part of the contract. In consideration of the application for it, this contract is executed by Connecticut General Life Insurance Company as of its Date of Issue.




               Registrar                     /s/ Thomas C. Jones
                                                  PRESIDENT



PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, THE OPERATION OF WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE, INCLUDING WITHDRAWALS AND TRANSFERS. PAYMENTS MADE FROM THE FIXED ACCOUNT PURSUANT TO AN ELECTION WHICH BECOMES EFFECTIVE AT THE END OF A GUARANTEED PERIOD AND PAYMENTS MADE UNDER THE "ANNUITY BENEFIT" PROVISIONS AND UNDER THE "PENALTY-FREE ANNUITIZATION" PROVISION ARE NOT SUBJECT TO THE MARKET VALUE ADJUSTMENT. PAYMENTS MADE UNDER THE "DEATH BENEFIT" PROVISIONS ARE NOT SUBJECT TO ANY NEGATIVE MARKET VALUE ADJUSTMENT.

ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

USE OF CONTRACT. This contract is available for retirement and deferred compensation plans some of which may qualify for special tax treatment under various sections of the Internal Revenue Code.


            FLEXIBLE PAYMENT DEFERRED GROUP VARIABLE ANNUITY CONTRACT
              WITH FIXED AND VARIABLE ACCOUNTS - NON-PARTICIPATING

       THIS IS A LEGAL CONTRACT BETWEEN THE CONTRACT OWNER AND THE COMPANY
                          READ YOUR CONTRACT CAREFULLY.

                                TABLE OF CONTENTS

CONTRACT SPECIFICATIONS. . . . . . . . . . . . . . . . . . . . . . . . .  5

SCHEDULE OF CHARGES, EXPENSES AND FEES . . . . . . . . . . . . . . . . .  7

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

PREMIUM PAYMENT PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . 10
     Premium Payments
     Allocation of Premium Payments
     Annuity Account Continuation
     Minimum Value Requirements

OWNERSHIP, ASSIGNMENT AND BENEFICIARY PROVISIONS . . . . . . . . . . . . 11
     Certificate Owner
     Rights of Certificate Owner
     Transfer of Certificate Ownership
     Assignment
     Beneficiary
     Change of Beneficiary

FIXED AND VARIABLE ACCOUNTS PROVISIONS . . . . . . . . . . . . . . . . . 12
     Fixed Account and Sub-Accounts
     Variable Account and Sub-Accounts
     Investment Risk
     Investments of the Variable Account Sub-Accounts
     Substituted Securities

VALUES DURING ACCUMULATION PERIOD PROVISIONS . . . . . . . . . . . . . . 13
     Part A - Fixed Account Value
              Guaranteed Periods
              Guaranteed Interest Rates
              Fixed Accumulation Value
              Minimum Surrender Value
     Part B - Variable Account Value
              Crediting Variable Accumulation Units
              Variable Accumulation Unit Value
              Variable Accumulation Value
              Net Investment Factor
     Part C - General
              Annuity Account
              Transfer Privilege
              Annuity Account Fee

CASH WITHDRAWALS, WITHDRAWAL CHARGES AND MARKET VALUE
ADJUSTMENT PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 16
     Cash Withdrawals
     Withdrawal Charges
     Market Value Adjustment

PENALTY-FREE WITHDRAWALS, TRANSFERS AND ANNUITIZATION PROVISIONS . . . . 18
   Penalty-Free Partial Withdrawals or Transfers
   Full or Partial Withdrawals and Transfers at the End of a Guaranteed Period Waiver of Withdrawal Charge and/or Market Value Adjustment on
        Death or Annuity Date
   Penalty-Free Annuitization

BENEFIT PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
   Annuity Benefit
   Annuity Date
   Election and Effective Date of Election with Respect to Annuity Benefit Determination of Amount
   Income Payment Benefits
   Death Benefit
   Election and Effective Date of Election with Respect to Death Benefit Payment of Death Benefit
   Amount of Death Benefit
   Section 72(s)

GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
   The Contract
   Individual Certificates
   Modification of Contract or Certificate
   Non-Participation
   Loans
   Determination of Values
   Endorsement of Income Payments
   Misstatement of Age
   Claims of Creditors
   Periodic Reports

Followed by Optional Methods of Settlement and any Riders

Note:  Pages 4, 6, and 8 are intentionally "blank."

                             CONTRACT SPECIFICATIONS

    ANNUITANT  PER EACH CERTIFICATE    SPECIMEN  CONTRACT NUMBER

                                 AUGUST 1, 1995  DATE OF ISSUE



--------------------------------------------------------------------------------

FORM             BENEFIT


AN421  FLEXIBLE PAYMENT DEFERRED GROUP VARIABLE ANNUITY
       WITH FIXED AND VARIABLE ACCOUNTS


       INITIAL PREMIUM PAYMENT ALLOCATION:  PER EACH CERTIFICATE

       FIXED ACCOUNT - SUB-ACCOUNTS
          PERCENTAGE ADJUSTMENT TO INDEX RATE "B":  .25%

          INITIAL GUARANTEED PERIOD      1 YEAR
          INITIAL GUARANTEED PERIOD      3 YEARS
          INITIAL GUARANTEED PERIOD      5 YEARS
          INITIAL GUARANTEED PERIOD      7 YEARS
          INITIAL GUARANTEED PERIOD     10 YEARS


       VARIABLE ACCOUNT - SUB-ACCOUNTS (FUNDS)

         FIDELITY INVESTMENTS
           VARIABLE INSURANCE PRODUCTS FUND
             EQUITY-INCOME PORTFOLIO
             MONEY MARKET PORTFOLIO
           VARIABLE INSURANCE PRODUCTS FUND II
             ASSET MANAGER PORTFOLIO
             INVESTMENT GRADE BOND PORTFOLIO


       FRED ALGER MANAGEMENT, INC.
         ALGER AMERICAN FUND
           ALGER AMERICAN GROWTH PORTFOLIO
           ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
           ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
           ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO


       MASSACHUSETTS FINANCIAL SERVICES
         VARIABLE INSURANCE TRUST
           MFS TOTAL RETURN SERIES
           MFS UTILITIES SERIES
           MFS WORLD GOVERNMENTS SERIES

(Continued on Page 5.1)

    ANNUITANT  PER EACH CERTIFICATE    SPECIMEN  CONTRACT NUMBER

                                 AUGUST 1, 1995  DATE OF ISSUE



--------------------------------------------------------------------------------


       NEUBERGER & BERMAN
         NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
           AMT BALANCED PORTFOLIO
           AMT LIMITED MATURITY BOND PORTFOLIO
           AMT PARTNERS PORTFOLIO

       QUEST FOR VALUE
         QUEST FOR VALUE ACCUMULATION TRUST
           QUEST GLOBAL EQUITY PORTFOLIO
           QUEST MANAGED PORTFOLIO
           QUEST SMALL CAP PORTFOLIO






LIMITATIONS ON TRANSFERS FROM FIXED ACCOUNT: ONLY ONE SUCH TRANSFER ALLOWED PER CERTIFICATE YEAR FROM EACH SUB-ACCOUNT, AND THE AMOUNT(S) TRANSFERRED MAY NOT EXCEED 15% OF PREMIUM PAYMENT(S) MADE TO THE APPLICABLE SUB-ACCOUNT(S) OR THE PORTION REMAINING THEREOF IN THE APPLICABLE SUB-ACCOUNT(S), IF LESS.

THIS CONTRACT IS FOR USE WITH "CG VARIABLE ANNUITY SEPARATE ACCOUNT II": A CONNECTICUT GENERAL LIFE INSURANCE COMPANY SEPARATE INVESTMENT ACCOUNT WHICH WAS ESTABLISHED ON JANUARY 25, 1994.



CONTRACT OWNER:  CIGNA VARIABLE PRODUCTS TRUST (DATED 06/07/95)

CERTIFICATE OWNER:  PER EACH CERTIFICATE

BENEFICIARY:  PER EACH CERTIFICATE

JURISDICTION OF ISSUE:  RHODE ISLAND






                                                                             5.1

                     SCHEDULE OF CHARGES, EXPENSES AND FEES

Annuity Account Fee: Under each certificate the Annuity Account Fee is $30 per Certificate Year and will be deducted on the last Valuation Date of each Certificate Year. The Annuity Account Fee, however, will be waived for any year for which the Annuity Account Value equals or exceeds $100,000 as of the last Valuation Date of such Certificate Year.

Withdrawal Charges: The Withdrawal charges applicable under each certificate are as follows:

 Withdrawal Charge
Against Premium Pay-                      Year
  ment Withdrawn                        Applicable
  --------------                        ----------
       7%           During 1st year since Premium Payment Accepted
       6%           During 2nd year since Premium Payment Accepted
       5%           During 3rd year since Premium Payment Accepted
       4%           During 4th year since Premium Payment Accepted
       3%           During 5th year since Premium Payment Accepted
       2%           During 6th year since Premium Payment Accepted
       1%           During 7th year since Premium Payment Accepted
       0%           Thereafter


Each Subsequent Premium Payment will be subject to its own 7-year period.

Any Withdrawal from the Fixed Account prior to the end of a Guaranteed Period may also be subject to a Market Value Adjustment which may increase, decrease, or have no affect on the applicable account value(s). A Market Value Adjustment would not apply to a withdrawal effective at the end of a Guaranteed Period. Withdrawal charges are not applicable to certain partial withdrawals of 15% or less of Premium Payments annually. Withdrawal charges and a Market Value Adjustment are not applicable to annuitization of a certificate at any time, and no negative Market Value Adjustment is applicable to payment of the Death Benefit. (See "Penalty-Free Withdrawals, Transfers and Annuitization Provisions.")

Asset Charges: Mortality and Expense Risk Charge is a charge equal to an effective annual rate of 1.25% of the daily net assets of the Variable Account. Administrative Expense Charge is a charge equal to an effective annual rate of
 .15% of the daily net assets of the Variable Account. These charges are deducted from the Variable Account Value of each certificate at the end of each Valuation Period.

In addition, Daily Fund Operating Expenses will be applied by each Fund as set forth in the prospectus for the applicable Fund(s).



(Continued on Page 7.1)
                                                                               7

Taxes: Premium tax equivalents (including any related retaliatory taxes), if any, and any other taxes due under each certificate will be deducted if applicable. It is currently the Company's practice to deduct such taxes, if any, at the time the Annuity Account Value, or any portion thereof, becomes payable.




















                                                                             7.1

                                   DEFINITIONS

ACCUMULATION PERIOD.  The period from the Certificate Date of a certificate to
(a) its Annuity Date, (b) the date on which the Death Benefit becomes payable, or (c) the date on which the certificate is surrendered or annuitized, whichever is earliest.

ANNUITANT. The person on whose life the first Income Payment is to be made upon the annuitization of a certificate. The Annuitant is the person designated in the Certificate Specifications and will remain the Annuitant under the certificate unless the Certificate Owner exercises the right to change the Annuitant as set forth in the "Rights of Certificate Owner" provision. If prior to the Annuity Date, the Annuitant predeceases the Certificate Owner, the Certificate Owner will then become the Annuitant until such time as the Certificate Owner exercises the right to designate a new Annuitant as set forth in the "Rights of Certificate Owner" provision. A request for change of Annuitant must be in writing to the Company at its Variable Products Service Center's Mailing Address and will not take effect until recorded by the Company.

ANNUITY ACCOUNT. The account which is comprised of the Fixed and Variable Accounts with respect to a certificate.

ANNUITY ACCOUNT VALUE. The account value which at any time equals the sum of all the then current values of the Fixed and Variable Accounts with respect to a certificate. Applicable premium taxes, if any, will be deducted when the Annuity Account Value amount to be applied under the Annuity Benefit, Death Benefit, Cash Withdrawals or Penalty-Free Withdrawal and Annuitization provisions is determined.

ANNUITY DATE. The date on which Income Payments begin upon the annuitization of a certificate.

CERTIFICATE DATE.  The date a certificate takes effect.

CERTIFICATE OWNER (OR "OWNER"). The Certificate Owner is defined under "Ownership, Assignment and Beneficiary Provisions." The term "Owner," by itself, shall mean Certificate Owner.

CERTIFICATE YEARS AND CERTIFICATE ANNIVERSARIES. All Certificate Years and Certificate Anniversaries are 12 month periods measured from a Certificate Date.

CONTRACT OWNER.  The person or entity designated in the Contract Specifications.

DATE OF ISSUE.  The date on which this contract becomes effective.

DUE PROOF OF DEATH. An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to the Company.

EXPIRATION DATE(S).  The date(s) on which Guaranteed Period(s), if any, end.

FIXED ACCOUNT. The term "Fixed Account" under each certificate means all Sub-Account(s) associated with Guaranteed Period(s) and Guaranteed Interest Rate(s). Fixed Account assets are general assets of the Company and are distinguishable from those allocated to a separate account of the Company.

FUND(S). The Portfolio(s) of Fund Group(s) whose shares are acquired for the Variable Account Sub-Accounts in which Premium Payments or Transfers may be invested.

FUND GROUP(S). The open-end management investment companies (mutual funds) registered under the Investment Company Act of 1940, as amended (hereinafter referred as the "1940 Act"), one or more of whose Portfolio(s)' shares are made available as investment vehicles through Variable Accounts Sub-Accounts.

GUARANTEED PERIOD. The Guaranteed Period is the period for which interest, at either an initial or subsequent Guaranteed Interest Rate will be credited to an amount under a Fixed Account Sub-Account.

HOME OFFICE. The term "Home Office" means Connecticut General Life Insurance Company, the mailing address of which for this contract is CIGNA Individual Insurance, Variable Products Service Center, Routing S249, Hartford, Connecticut 06152-2249.

IN WRITING. The term "In writing" means in a written form satisfactory to the Company and received by the Company at its Variable Products Service Center's Mailing Address.

INCOME PAYMENTS. Income Payments are the amounts payable under a certificate as determined by the settlement options provisions.

PAYOUT PERIOD. The period during which Income Payments are made under a certificate.



SUB-ACCOUNT. That portion of the Fixed Account associated with specific Guaranteed Period(s) and Guaranteed Interest Rate(s) and that portion of the Variable Account which invests in shares of a specific Fund.

VALUATION DATE. Every day on which the New York Stock Exchange ("NYSE") is open for business, except any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission ("SEC") so that valuation or disposal of securities is not practicable.

VALUATION PERIOD. The period of time beginning on the day following the Valuation Date and ending on the next Valuation Date. A Valuation Period may be more than one day in length.

VARIABLE ACCOUNT. The term "Variable Account" under each certificate means all Sub-Account(s) associated with investments in the Fund(s). Variable Account assets are separate account assets of the Company, the investment performance of which is kept separate from that of the general assets of the Company, and are not chargeable with the general liabilities of the Company.

VARIABLE ACCUMULATION UNIT. A unit of measure used in the calculation of the value of each Variable Account Sub-Account.

VARIABLE ANNUITY UNIT. A unit of measure used in the calculation of the value of the variable portion of the Annuity Account during the Payout Period.

                           PREMIUM PAYMENT PROVISIONS

PREMIUM PAYMENTS. Premium Payments made under a certificate are payable to the Company at its Variable Products Service Center's Mailing Address or to an authorized agent of the Company. A receipt signed by the President or Secretary and duly countersigned will be furnished upon request. The Initial Premium Payment is the amount paid to the Company as consideration for the benefits provided under a certificate on its Certificate Date. Subsequent Premium Payments made under a certificate may be paid to the Company at its Variable Products Service Center's Mailing Address from time to time after its Certificate Date and prior to the Annuity Date. The Company will not accept any Premium Payment which is less than the minimum amount requirement then in effect as determined by the Company. In addition, the prior approval of the Company is required before it will accept a Premium Payment in excess of the maximum amount limit then in effect as determined by the Company. All Premium Payments made under a certificate must meet the allocation requirements specified under the "Allocation of Premium Payments" provision. The payment of any amount under a certificate which is derived, all or in part, from any Premium Payments made by check or draft may be postponed until such check or draft has been honored by the financial institution upon which it is drawn.

ALLOCATION OF PREMIUM PAYMENTS. Upon receipt by the Company at its Variable Products Service Center's Mailing Address, each Premium Payment made under a certificate will be added to the Annuity Account established under the certificate. The Annuity Account is described under the "Annuity Account" provision and is comprised of Fixed Account Sub-Account(s) and Variable Account Sub-Account(s). The Initial

Premium Payment made under a certificate will be allocated to one or more such Sub-Accounts in accordance with the allocation percentages specified by the Certificate Owner and shown in the Certificate Specifications, provided such allocations to Fixed and/or Variable Accounts conform to the Company's minimum deposit requirements in effect as of the Certificate Date. Subsequent Premium Payments made under each certificate will be allocated on the same basis as the most recent previous Premium Payment unless the Company is otherwise instructed by the Certificate Owner to change the allocation percentages. If a portion of the most recent previous Premium Payment was allocated to the Fixed Account and the allocation percentages when applied to a Subsequent Premium Payment does not produce an amount which meets the Fixed Account minimum requirements, the Company will promptly seek further instructions from the Certificate Owner regarding allocation of the premium or otherwise return the applicable portion of such Premium Payment as provided by law.

ANNUITY ACCOUNT CONTINUATION. The Annuity Account under each certificate shall be continued automatically in full force from the Certificate Date until the Annuity Date or until the certificate is surrendered or annuitized, the Death Benefit is paid, or the Annuity Account Value no longer meets the requirements specified in the "Minimum Value Requirements" provision, whichever occurs first.

MINIMUM VALUE REQUIREMENTS. If no Premium Payments have been made under a certificate for three consecutive years and its Annuity Account Value decreases to less than $500 during that period, or if any partial withdrawal decreases its Annuity Account Value to less than $500, the Company reserves the right to cancel the certificate and pay to the Certificate Owner an adjusted value of the Annuity Account as would be calculated under the "Determination of Amount" provision. The Company will, however, provide at least 30 days advance notice to the Certificate Owner of its intended action. During the notification period an additional Premium Payment may be made to meet the minimum value requirements.

                OWNERSHIP, ASSIGNMENT AND BENEFICIARY PROVISIONS

CERTIFICATE OWNER. Under each certificate the Certificate Owner on the Certificate Date will be the person designated in the Certificate
Specifications. If no Certificate Owner is designated, the Annuitant will be the Certificate Owner.

RIGHTS OF CERTIFICATE OWNER. The Certificate Owner may exercise all rights and privileges under the certificate including the right to: (a) agree with the Company to any change in or amendment to the certificate, (b) transfer all rights and privileges to another person, (c) change the Beneficiary, (d) change the Annuitant any time prior to the Annuity Date or name a new Annuitant if the Annuitant predeceases the Certificate Owner, (e) name the payee to whom Income Payments are to be directed, and (f) assign the certificate.

All rights and privileges of the Certificate Owner may be exercised without the consent of any designated transferee, or any Beneficiary if the Certificate Owner has reserved the right to change the Beneficiary. All such rights and privileges, however, may be exercised only with the consent of any assignee on record with the Company.

TRANSFER OF CERTIFICATE OWNERSHIP. The Certificate Owner may transfer all rights and privileges of the Owner. On the effective date of transfer, the transferee will become the Certificate Owner and will have all the rights and privileges of the Certificate Owner. The Certificate Owner may revoke any transfer prior to its effective date.

Unless provided otherwise, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of the transfer.

A transfer of Certificate Ownership, or a revocation of transfer, must be in writing to the Company at its Variable Products Service Center's Mailing Address. A transfer or a revocation will not take effect until recorded in writing by the Company at its Variable Product Service Center's Mailing Address. When a transfer or revocation has been so recorded, it will take effect as of the effective date specified by the Certificate Owner. Any payment made or any action taken or allowed by the Company before the transfer or there vocation is recorded will be without prejudice to the Company.

ASSIGNMENT. A certificate may not be assigned and the Company will not be affected by any assignment of a certificate until the original assignment or a certified copy of the assignment is filed at the Home Office.

The Company does not assume responsibility for the validity or sufficiency of any assignment. An assignment of a certificate will operate so long as the assignment remains in force.

To the extent provided under the terms of the assignment, an assignment will transfer the interest of any designated transferee or of any Beneficiary if the Certificate Owner has reserved the right to change the Beneficiary.

BENEFICIARY. Under each certificate, the Beneficiary is the person who has the right to receive the Death Benefit set forth in the certificate and, for Non-Qualified Certificates, who is the "designated beneficiary" for purposes of
Section 72(s) of the Internal Revenue Code in the event of the Certificate Owner's death. The Beneficiary on the Certificate Date will be the person designated in the Certificate Specifications.

Unless provided otherwise, the interest of any Beneficiary who dies before the Certificate Owner will vest in the Certificate Owner or the Certificate Owner's administrators or assigns.

CHANGE OF BENEFICIARY. A new Beneficiary may be designated from time to time. A request for change of Beneficiary must be in writing to the Company at its Variable Products Service Center's Mailing Address. The request must be signed by the Certificate Owner. The request must also be signed by the Beneficiary if the right to change the Beneficiary has not been reserved to the Certificate Owner.

A change of Beneficiary will not take effect until recorded by the Company. When a change of Beneficiary has been so recorded, whether or not the Certificate Owner is then alive, it will take effect as of the date the request was signed. Any payment made or any action taken or allowed by the Company before the change of Beneficiary is recorded will be without prejudice to the Company.

Unless provided otherwise, the right to change any Beneficiary is reserved to the Certificate Owner.


                     FIXED AND VARIABLE ACCOUNTS PROVISIONS

FIXED ACCOUNT AND SUB-ACCOUNTS. Fixed Account assets are general assets of the Company and are distinguishable from those allocated to a separate account of the Company. Any portion of Premium Payments allocated by a Certificate Owner to a Fixed Account Sub-Account will become part of the Fixed Account for that certificate.

VARIABLE ACCOUNT AND SUB-ACCOUNTS. The Variable Account to which the variable accumulation values, if any, under a certificate relate is shown in the Contract Specifications as well as the Certificate Specifications for each certificate. It was established pursuant to a resolution of its Board of Directors as a "separate account" under governing law of Connecticut, the Company's state of domicile, and registered as a unit investment trust under the 1940 Act. Under Connecticut law, the Variable Account assets (except assets in excess of its reserves and other contract liabilities) cannot be charged with the general liabilities from any other business of the Company. The Variable Account assets are owned and controlled exclusively by the Company, and the Company is not a trustee with respect to those assets.

The Variable Account is divided into Sub-Accounts. Each Variable Account Sub-Account's assets are invested in shares of a particular Fund of one of the Fund Groups made available as funding vehicles under each certificate. For each Variable Account Sub-Account, the Company maintains Variable Accumulation Units whose values reflect the investment performance of the Fund whose shares are held in that Sub-Account.

Subject to any vote by persons having the right under the 1940 Act to vote thereon, the Company may elect to operate the Variable Account as a management company rather than a unit investment trust under the

1940 Act, or, if registration is no longer required, to deregister the Variable Account. In such event, the Company may endorse this contract and the certificates issued under it to reflect such change and any necessary or appropriate action taken to effect the change. Any changes in Variable Account investment policy shall have been approved by the Connecticut Insurance Commissioner and be subject to the approval of the Superintendent of Insurance.

INVESTMENT RISK. Each Variable Account Sub-Account's assets are always fully invested in the shares of the particular Fund purchased for that Sub-Account. Each Variable Account Sub-Account's investment performance reflects the investment performance of the Fund. Fund share values fluctuate, reflecting the risks of changing economic conditions and the ability of a Fund Group's investment advisor or sub-adviser to manage that Fund and anticipate changes in economic conditions. As to the Variable Account assets, the Certificate Owner bears the entire investment risk of gain or loss.

INVESTMENTS OF THE VARIABLE ACCOUNT SUB-ACCOUNTS. All amounts allocated under a certificate to a Variable Account Sub-Account will be used to purchase shares of the specific Fund of a Fund Group used by that Sub-Account. Each Fund Group is registered under the 1940 Act as an open-end management investment company, and each Fund of that Fund Group is regulated as an open-end management investment company.

All Funds available as funding vehicles under each certificate as of its Certificate Date are listed in this contract on page 5. The Company may add additional Fund Groups and additional Funds at any time or may change Funds or Fund Groups in accordance with the "Substituted Securities" provision.

Any and all distributions made by a Fund will be reinvested in additional shares of that Fund at net asset value. Deductions by the Company from a Variable Account Sub-Account will be made by redeeming a number of Fund shares at net asset value equal in total value to the amount to be deducted.

SUBSTITUTED SECURITIES. Shares corresponding to a particular Fund may not always be available for purchase or the Company may decide that further investment in such Fund is no longer appropriate in view of the purposes of the Variable Account, or in view of legal, regulatory or federal income tax restrictions. In such event, shares of another registered open-end investment company or unit investment trust may be substituted both for Fund shares already purchased and/or as the securities to be purchased in the future, provided that these substitutions meet applicable Internal Revenue Service diversification guidelines and any necessary regulatory or other approvals of such substitutions have been obtained. In the event of any substitution pursuant to this provision, the Company may make appropriate endorsement(s) to this contract and the certificates issued under it to reflect the substitution and any such substitution shall be subject to the approval of the Superintendent of Insurance.

                  VALUES DURING ACCUMULATION PERIOD PROVISIONS

PART A - FIXED ACCOUNT VALUE

GUARANTEED PERIODS. The Initial Guaranteed Period(s), if any, are selected by each Certificate Owner and are shown in the Certificate Specifications. The duration of the Initial Guaranteed Period(s) will affect the Initial Guaranteed Interest Rate(s). Any Premium Payment or the portion thereof (or amount transferred in accordance with the "Transfer Privilege" provision described below) allocated under a certificate to a particular Guaranteed Period will earn interest at the specified Guaranteed Interest Rate during the Guaranteed Period. Initial Guaranteed Periods begin on the date a Premium Payment is accepted (or, in the case of a transfer, on the effective date of the transfer) and end on the Expiration Date for each duration selected.

Any portion of the Annuity Account Value comprising a particular Fixed Account Sub-Account (including interest earned thereon) will be referred to in a certificate as the "Guaranteed Period Amount." As a result of renewals, Subsequent Payments, deductions for applicable Annuity Account Fee(s) and transfers of portions of the Annuity Account Value, Guaranteed Period Amounts for Guaranteed Periods of the same duration under a certificate may have different Expiration Dates, and each Guaranteed Period Amount will be treated separately for purposes of determining any Market Value Adjustment.

The Company will automatically notify the Certificate Owner in writing at least 15 but not more than 45 days prior to the Expiration Date of a Guaranteed Period with respect to a Fixed Account Sub-Account of the guaranteed period durations available and the then currently quoted interest rates. A subsequent Guaranteed Period of the same duration will begin automatically at the end of the previous Guaranteed Period unless the Company receives, in writing at its Variable Products Service Center's Mailing Address within the 60-day period immediately preceding the end of such Guaranteed Period, an election by the Certificate Owner of a different Guaranteed Period from among those being offered by the Company at such time, or instructions to transfer all or a portion of the applicable Guaranteed Period Amount to one or more Fixed Account or Variable Account Sub-Accounts in accordance with the "Transfer Privilege" provision.

GUARANTEED INTEREST RATES. The Company will establish the applicable Guaranteed Interest Rate that will be used to determine the interest with respect to a Fixed Account Sub-Account for each Guaranteed Period at the beginning of the Guaranteed Period. This rate will be guaranteed for the duration of the applicable Guaranteed Period. The Initial or Subsequent Guaranteed Interest Rate will never be less than 3% per year, compounded annually. Subsequent Guaranteed Interest Rate(s) will also be determined at the beginning of Guaranteed Period(s) and may be higher or lower than the previous rate, but will never be less than 3% per year, compounded annually. (See "Minimum Surrender Value" provision.) The Company will automatically notify the Certificate Owner of the new Guaranteed Interest Rate as soon as possible after the beginning of each subsequent Guaranteed Period.

FIXED ACCUMULATION VALUE. Upon receipt of a Premium Payment by the Company at its Variable Products Service Center's Mailing Address, all or that portion, if any, of the Premium Payment which is allocated to the Fixed Account will be credited to the Fixed Account and allocated to the Fixed Account Sub-Accounts selected by the Certificate Owner. The Fixed Accumulation Value, if any, at any time, under a certificate is equal to the sum of the then current values of all Guaranteed Period Amounts with respect to that certificate.

MINIMUM SURRENDER VALUE. The Minimum Surrender Value for the Fixed Account for a given Certificate Year is the Premium Payment(s), or portion thereof, and transfers allocated to the Fixed Account accumulated at 3% per year, compounded annually, less the deduction of the applicable withdrawal charge(s), any prior withdrawals or transfers out of the Fixed Account, premium taxes, if any, and applicable Annuity Account Fee(s).

PART B - VARIABLE ACCOUNT VALUE

CREDITING VARIABLE ACCUMULATION UNITS. Upon receipt of a Premium Payment (or a request for transfer in accordance with the "Transfer Privilege" provision) by the Company at its Variable Products Service Center's Mailing Address, all or that portion, if any, of the Premium Payment (or the net amount transferred) to be allocated to the Variable Account Sub-Accounts will be credited to the Variable Account under a certificate in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account Sub-Account by the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the Valuation Period during which the Premium Payment is received at the Company's Variable Products Service Center's Mailing Address.

VARIABLE ACCUMULATION UNIT VALUE. The Variable Accumulation Unit Value for each Variable Account Sub-Account was established at $10.00 for the first Valuation Period of the particular Variable Account Sub-Account. The Variable Accumulation Unit Value for the particular Variable Account Sub-Account for any subsequent Valuation Period is determined by methodology which is the mathematical equivalent of multiplying the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Account Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit Value for each Variable Account Sub-Account for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease or remain constant from Valuation Period to Valuation Period.

VARIABLE ACCUMULATION VALUE. The Variable Accumulation Value of the Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each Variable Account Sub-Account credited to the Variable Account with respect to a certificate for such Valuation Period. The Variable Accumulation Value of each Variable Account Sub-Account is determined by multiplying the number of Variable Accumulation Units, if any, credited to each Variable Account Sub-Account with respect to a certificate by the Variable Accumulation Unit Value of the particular Variable Account Sub-Account for such Valuation Period, less deductions for applicable expense charges and fees.

NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of a Variable Account Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

The Net Investment Factor for any Variable Account Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

  (a) is the net result of:

    (1) the net asset value (as described in the prospectus for the Fund) of a Fund share held in the Variable Account Sub-Account determined as of the end of the Valuation Period, plus

    (2) the per share amount of any dividend or other distribution declared by the Fund on the shares held in the Variable Account Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

    (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Variable Account Sub-Account;

  (b) is the net asset value of a Fund share held in the Variable Account Sub-Account determined as of the end of the preceding Valuation Period; and

  (c) is the asset charge factor determined by the Company for the Valuation Period to reflect the charges for assuming the mortality and expense risks and for administrative expenses.

The asset charge factor for any Valuation Period is equal to the daily asset charge factor multiplied by the number of 24-hour periods in the Valuation Period. The daily asset charge factor will be determined annually by the Company, but in no event may it exceed that specified in the Schedule of Charges, Expenses and Fees.

PART C - GENERAL

ANNUITY ACCOUNT. The Company will establish an Annuity Account under each certificate and will maintain the Annuity Account during the Accumulation Period. The Annuity Account Value at any time equals the sum of all the then current values of the Fixed and Variable Accounts with respect to that certificate.

TRANSFER PRIVILEGE. At any time during the Accumulation Period, other than during the "Right to Examine Certificate" period, the Certificate Owner may transfer all or part of the Annuity Account Value to one or more of the Fixed or Variable Account Sub-Accounts then available, subject to the provisions set forth in the certificate. Transfers must be made in writing. Transfer requests must be received at the Company's Variable Products Service Center prior to the time of day set forth in the prospectus, and provided the NYSE is open for business, in order to be processed as of the close of business on the date the request is received; otherwise, the transfer will be processed on the next business day the NYSE is open for business.

Transfers involving Variable Account Sub-Accounts will reflect the purchase or cancellation of Variable Accumulation Units having an aggregate value equal to the dollar amount being transferred to or from a particular Variable Account Sub-Account. The purchase or cancellation of such units shall be made using Variable Accumulation Unit Values of the applicable Variable Account Sub-Account for the Valuation Period during which the transfer is effective. Transfers to a Fixed Account Sub-Account will result in a new Guaranteed Period for the amount being transferred. Any such Guaranteed Period under a certificate will begin on the effective date of the transfer and end on its Expiration Date. The amount transferred into such Fixed Account Sub-Account will earn interest at the Guaranteed Interest Rate declared by the Company for that Guaranteed Period as of the effective date of the transfer.

Transfers made under a certificate shall be subject to the following conditions:
(a) No transfer fee will be imposed on the 1st through 3rd transfer made during a Certificate Year, and no transfer fee will be imposed on the 4th through 12th transfer made during a Certificate Year if the Annuity Account Value under the certificate at the time of the transfer is equal to or greater than $5,000; otherwise, a transfer fee, based on the Company's then current fee schedule will be imposed on each transfer made in excess of these limits (in counting the number of transfers, the frequency limitation shown in the Certificate Specifications with respect to transfers from the Fixed Account will be included); (b) No withdrawal charge will be imposed on transferred amounts, however, transfers of all or a portion out of a Fixed Account Sub-Account may be subject to the Market Value Adjustment unless such transfer is made in accordance with the "Full or Partial Withdrawals and Transfers at the End of a Guaranteed Period" provision; (c) The amount being transferred may not be less than $2,500 per Fixed Account Sub-Account or $500 per Variable Account Sub-Account, unless the entire value of the Fixed or Variable Account Sub-Account is being transferred; (d) The amount being transferred may not exceed the Company's maximum amount limit then in effect; (e) The amount transferred to any Fixed Account Sub-Account may not be less than $2,500; (f) Unless a transfer out of a Fixed Account Sub-Account is made in accordance with the "Full or Partial Withdrawals and Transfers at the End of a Guaranteed Period" provision, the amount transferred from each Fixed Account Sub-Account during a Certificate Year may not exceed the limits shown in the Certificate Specifications; (g) Any value remaining in a Fixed Account Sub-Account, following a transfer, may not be less than $1,000 and any value remaining in a Variable Account Sub-Account, following a transfer, may not be less than $500; (h) The Company reserves the right to defer transfers of amounts from the Fixed Account for a period not to exceed six months from the date the request for such transfer is received by the Company at its Variable Products Service Center; and (i) Transfers involving Variable Account Sub-Account(s) shall be subject to such terms and conditions as may be imposed by the Funds.

ANNUITY ACCOUNT FEE. Prior to the Annuity Date, on the last Valuation Date of each Certificate Year the Company will deduct from the value of the Annuity Account the annual Annuity Account Fee, if any, shown in the Schedule of Charges, Expenses and Fees to reimburse it for administrative expenses relating to the Annuity Account. Such Annuity Account Fee will be deducted on a pro rata basis from amounts allocated to each Fixed and Variable Account Sub-Account in which the Annuity Account values are invested at the time of such deduction. If the Annuity Account under a certificate is surrendered for its full value, the Annuity Account Fee will be deducted in full at the time of such surrender. On the Annuity Date the value of the Annuity Account will be reduced by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the last Valuation Date of the most recent Certificate Year and the day before the Annuity Date.


                 CASH WITHDRAWALS, WITHDRAWAL CHARGES AND MARKET
                           VALUE ADJUSTMENT PROVISIONS

CASH WITHDRAWALS. At any time before the Annuity Date, the Certificate Owner may elect to receive a cash withdrawal payment from the Company by filing with the Company at its Variable Products Service Center's Mailing Address a written election in such form as the Company may require. Any such election shall specify the amount of the withdrawal and will be effective on the date that it is received at the Company's Variable Products Service Center's Mailing Address. Any cash withdrawal payment will be paid within seven

                 CASH WITHDRAWALS, WITHDRAWAL CHARGES AND MARKET
                     VALUE ADJUSTMENT PROVISIONS (CONTINUED)

days of the Company's receipt of such request, except as the Company may be permitted to defer the payment of amounts withdrawn from the Variable Account in accordance with the Investment Company Act of 1940. The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by the Company at its Variable Products Service Center's Mailing Address. If payment from the Fixed Account is deferred for more than 10 working days from the date the request is received, the Company will pay annual interest on the amount deferred in accordance with the interest rate than required by law from the date the Company receives the request.

The amount of the cash withdrawal payment may be for any amount not to exceed the Annuity Account Value at the end of the Valuation Period during which the election becomes effective, less any applicable Annuity Account Fee, plus or minus any applicable Market Value Adjustment, and less any applicable withdrawal charge and premium taxes. In the case of a full surrender, the Annuity Account will be canceled and the certificate will terminate. A partial withdrawal will result in a decrease in the Annuity Account Value under a certificate by an amount with an aggregate dollar value equal to the dollar amount of the cash withdrawal payment, plus or minus any applicable Market Value Adjustment, any applicable withdrawal charge and premium taxes.

In the case of a partial withdrawal, the Certificate Owner must instruct the Company as to the amounts to be withdrawn from each Fixed and/or Variable Account Sub-Account. If not so instructed, the Company will effect such withdrawal from each Fixed and/or Variable Sub-Account in proportion to the then current Sub-Account values. Partial withdrawals cannot reduce any Fixed Account Sub-Account below $1,000 or any Variable Account Sub-Account below $500. Such partial withdrawals will be treated as a full surrender of that Sub-Account under the certificate and the balance will be transferred to the largest Variable Account Sub-Account, if any. Partial withdrawals cannot reduce the total Annuity Account Value below $500. (See "Minimum Value Requirements" provision.) Such partial withdrawals will be treated as a full surrender.

Cash withdrawals from a Variable Account Sub-Account under a certificate will result in the cancellation of Variable Accumulation Units attributable to the Annuity Account with an aggregate value on the effective date of the withdrawal equal to the total amount by which the Variable Account Sub-Account is reduced. The cancellation of such units will be based on the Variable Accumulation Unit values of the Variable Account Sub-Account for the Valuation Period during which the cash withdrawal is effective.

All cash withdrawals or transfers of any portion of Fixed Account Sub-Accounts, except those specified otherwise under "Penalty-Free Withdrawals, Transfers and Annuitization Provisions," will be subject to the Market Value Adjustment described below.

WITHDRAWAL CHARGES. If a cash withdrawal is made, a withdrawal charge may be assessed by the Company. The length of time between the Company acceptance of the Premium Payment(s) under a certificate and the receipt of a withdrawal request determines the withdrawal charge. For this purpose each withdrawal is deemed to represent a withdrawal of a Premium Payment previously accepted (or a portion thereof). Premium Payments will be deemed to have been withdrawn in the order in which the Premium Payments were received by the Company (i.e., oldest premium first). After all Premium Payments have been deemed withdrawn, the Company will deem further withdrawals to be from net investment results attributable to such Premium Payments, if any. The schedule of withdrawal charges is set forth in the "Schedule of Charges, Expenses and Fees." On withdrawal, any applicable Annuity Account Fee and Market Value Adjustment will be deducted before application of any withdrawal charge.

Withdrawal charges are deducted proportionately from the Fixed and/or Variable Account Sub-Account(s) from which the withdrawal is to be made, provided such Sub-Account(s) under the certificate have sufficient account value(s) for making such deduction(s). If any of the account value(s) of such Sub-Account(s), however, are insufficient, the amount payable upon withdrawals will be net of any remaining withdrawal charges, unless the Certificate Owner and the Company agree otherwise.

                 CASH WITHDRAWALS, WITHDRAWAL CHARGES AND MARKET
                     VALUE ADJUSTMENT PROVISIONS (CONTINUED)

See "Penalty-Free Withdrawals, Transfers and Annuitization Provisions" for situations in which a withdrawal charge is not imposed.

For the purpose of any qualified plan riders which may be attached to a certificate, the term "Surrender Charge" wherever referenced therein, shall mean "withdrawal charge" as set forth above, and the term "Annuity Value" shall mean "Annuity Account Value."

MARKET VALUE ADJUSTMENT. Any cash withdrawal or transfer under a certificate from a Fixed Account Sub-Account, except those specified otherwise under the "Penalty-Free Withdrawals, Transfers and Annuitization Provisions," will be subject to a Market Value Adjustment.

The amount payable on such cash withdrawal or transfer may be adjusted up or down by the application of the Market Value Adjustment, a detailed description of which has been filed with the Superintendent of Insurance. The Index Rate Factor applicable to the amount of such cash withdrawal or transfer is:

                                   (1+A) TO THE POWER OF N
                                   -----------------------
                                   (1+B) TO THE POWER OF N
where:

A = an Index Rate which is the Treasury Constant Maturity Series rate (defined below) for a period with time to maturity equal to the Guaranteed Period and which is declared for the Friday occurring within the calendar week which is 2 weeks earlier than the calendar week during which the Guaranteed Period commenced* for that Guaranteed Period Amount.

B = an Index Rate which is the Treasury Constant Maturity Series rate (defined below) for a period with time to maturity equal to the Guaranteed Period and which is declared for the Friday occurring within the calendar week which is 2 weeks earlier than the calendar week during which the applicable partial or full surrender of the Guaranteed Period Amount occurs*, plus the percentage adjustment to "B" as shown in the Contract Specifications. If Index Rates "A" and "B" are within .25% of each other when the Index Rate Factor is determined, no such percentage adjustment to "B" will be made.

        * If, however, the Treasury Constant Maturity Series yield rate, for a period with time to maturity equal to the Guaranteed Period, as published daily in THE WALL STREET JOURNAL varies by 1.00% or more during any one week , the Company may use such daily yield rates in the calculation of the Index Rate Factor applicable under this contract.

N = The number of years remaining in the applicable Guaranteed Period (e.g. 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

As used herein, "Treasury Constant Maturity Series rate" means the applicable yield rate shown in the Federal Reserve Statistical Release (Report H.15) published each Monday by the Federal Reserve Board of Governors.

If such yields are no longer published, the Company will substitute an appropriate index of publicly traded obligations, subject to the approval of the Superintendent of Insurance.

Straight-line interpolation is used for periods to maturity not quoted.


        PENALTY-FREE WITHDRAWALS, TRANSFERS AND ANNUITIZATION PROVISIONS

PENALTY-FREE PARTIAL WITHDRAWALS OR TRANSFERS. Upon request in writing, the Certificate Owner may, during any Certificate Year prior to the Annuity Date for that certificate, withdraw up to 15% of the Premium Payment(s) or portion
remaining thereof,  without incurring a withdrawal charge.   For this purpose
each

                            PENALTY-FREE WITHDRAWALS,
               TRANSFERS AND ANNUITIZATION PROVISIONS (CONTINUED)

withdrawal is deemed to represent a withdrawal of a portion of a Premium Payment previously accepted. Premium Payments will be deemed to be withdrawn in the order in which they were received by the Company (i.e., the oldest premium first). Any such withdrawal from a Fixed Account Sub-Account may be subject to a Market Value Adjustment unless the withdrawal is made at the end of a Guaranteed Period as set forth below. The Certificate Owner must specify from which Fixed and/or Variable Sub-Accounts the withdrawal is to be made, otherwise the Company may effect such withdrawal on a proportionate basis from all Fixed and/or Variable Sub-Accounts in which the Annuity Account for that certificate is invested.

Such partial withdrawals may be either taken as a lump sum or, upon consent of the Company, paid in equal installments, however, (a) no more than one penalty-free partial withdrawal may be made during any one Certificate Year, (b) the first withdrawal in any Certificate Year will be deemed to be the penalty-free withdrawal up to the amount specified above, and (c) the amount of each such partial withdrawal must be at least $1,000.

No withdrawal charge will be imposed on any withdrawal with respect to a Premium Payment made under a certificate after the end of the seventh year following the Company's acceptance of that Premium Payment.

The Certificate Owner may also transfer amounts within the Annuity Account during the Accumulation Period without the application of a withdrawal charge, however; (a) any transfers would be subject to any terms and conditions as may be imposed under the "Transfer Privilege" provision, (b) transfers from a Fixed Account Sub-Account may be subject to the "Market Value Adjustment" provision, and (c) the amount of such transfer(s) must be at least $2,500 per Fixed Account Sub-Account or $500 per Variable Account Sub-Account.

FULL OR PARTIAL WITHDRAWALS AND TRANSFERS AT THE END OF A GUARANTEED PERIOD. No Market Value Adjustment will be imposed on a full or partial withdrawal or transfer made from a Fixed Account Sub-Account which becomes effective at the end of the applicable initial or subsequent Guaranteed Period. In such event, the Certificate Owner's proper request for withdrawal or transfer must be received at the Company's Variable Products Service Center's Mailing Address within a 60-day period immediately preceding the end of such Guaranteed Period.

WAIVER OF WITHDRAWAL CHARGE AND/OR MARKET VALUE ADJUSTMENT ON DEATH OR ANNUITY DATE. No withdrawal charge or Market Value Adjustment will be imposed upon payments made under the Annuity Benefit provisions of a certificate, and no negative Market Value Adjustment will be imposed upon payments made under the "Death Benefit" provisions of a certificate.

PENALTY-FREE ANNUITIZATION. At any time the Certificate Owner may request in writing payment of the then current Annuity Account Value under the certificate in accordance with any one of the settlement options set forth in the certificate. In such event, no withdrawal charge or Market Value Adjustment will be imposed at the time such settlement is made. Such annuitization will automatically result in a change in the Annuity Date to the date Income Payments commence under the settlement option elected.


                               BENEFIT PROVISIONS

ANNUITY BENEFIT. On the Annuity Date the Company will pay all or a part of the adjusted value of the Annuity Account under the certificate in cash or apply it in accordance with the settlement option(s) elected by the Certificate Owner. However, if the amount to be applied under any settlement option is less than $5,000, or if the first Income Payment payable in accordance with such option is less than $50, the Company will pay the adjusted value in a single payment to the payee designated by the Certificate Owner.

ANNUITY DATE. The Annuity Date initially selected by each Certificate Owner is shown in the Certificate Specifications. The Annuity Date may be changed from time to time by the Certificate Owner by notifying the Company in writing. The notice must be received at the Company's Variable Products Service Center's Mailing Address at least 45 days prior to the Annuity Date then in effect. The new Annuity Date selected must be at least 30 days after the effective date of the change and not later than the Annuitant's 85th birthday.

After the Annuity Date, no change of a settlement option is permitted, no payments may be requested under the "Cash Withdrawals" provision of the certificate, and no Death Benefit is payable under the certificate except as otherwise specified under the settlement option selected.

ELECTION AND EFFECTIVE DATE OF ELECTION WITH RESPECT TO ANNUITY BENEFIT. During the lifetime of the Certificate Owner and prior to the Annuity Date, the Certificate Owner may elect to have the adjusted value of the Annuity Account applied on the Annuity Date under one or more of the settlement options set forth in the certificate, or under any other settlement option as agreed to by the Company. The Certificate Owner may also change any election, but any election or change of election must be received at the Company's Variable Products Service Center's Mailing Address at least 45 days prior to the Annuity Date. The election or change of election may be made by filing with the Company at its Variable Products Service Center's Mailing Address written notice in such form as the Company may require. If no such election is in effect on the 30th day prior to the Annuity Date, the adjusted value of the Annuity Account under a certificate will be applied under a Life Annuity with 120 months guaranteed.

In such situation, the portion of the adjusted value of the Annuity Account under a certificate to be applied for a Fixed Life Annuity under the Second Option and/or a Variable Life Annuity under Option II will be determined on a pro rata basis from the composition of the Annuity Account on the Annuity Date.

DETERMINATION OF AMOUNT. On the Annuity Date the Annuity Account under a certificate will be canceled and the adjusted value of the Annuity Account to be applied under the settlement options provisions shall be equal to the Annuity Account Value for the Valuation Period which ends immediately preceding the Annuity Date, minus a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the last Valuation Date for the most recent calendar year and the Valuation Date before the Annuity Date, minus any applicable premium or similar tax. For the purposes of any qualified plan riders which may be attached to the certificate, the term "Annuity Value," wherever referenced therein, shall mean the "adjusted value of the Annuity Account" as defined above.

INCOME PAYMENT BENEFITS. On the Annuity Date, the adjusted value of the Annuity Account under a certificate as determined under the "Determination of Amount" provision may be applied, as elected by the Certificate Owner, under one or more of the settlement options set forth in the certificate to effect: (a) a Fixed Income Payment Benefit or a Variable Income Payment Benefit; or (b) a combination of the Fixed Income Payment Benefit and the Variable Income Payment Benefit. If a combination Fixed and Variable Income Payment Benefit is elected, the Certificate Owner may specify the amount to be allocated to the Fixed Income Payment Benefit and the amount to be allocated to the Variable Income Payment Benefit. Such election and allocation may also be made by a Beneficiary to the extent provided in the "Election and Effective Date of Election with Respect to Death Benefit Provision."

DEATH BENEFIT. If the Certificate Owner dies before the Annuity Date specified in the certificate, the Company will pay the Death Benefit to the Beneficiary upon receipt of due proof of the death of the Certificate Owner in accordance with the "Payment of Death Benefit" provision. If there is no Beneficiary living on the date of death of the Certificate Owner, the Company will pay the Death Benefit, upon receipt of due proof of the death of both the Certificate Owner and the Beneficiary, in one sum to the estate of the Certificate Owner. If the death of the Certificate Owner occurs on or after the Annuity Date, no death benefit will be payable under the certificate except as may be provided under the settlement option elected.

ELECTION AND EFFECTIVE DATE OF ELECTION WITH RESPECT TO DEATH BENEFIT. During the lifetime of the Annuitant and prior to the Annuity Date specified in the certificate, the Certificate Owner may elect one or more of the settlement options set forth in the certificate to effect an annuity for the Beneficiary as payee after the death of the Certificate Owner. This election may be made or subsequently revoked by filing with the Company at its Variable Products Service Center's Mailing Address a written election or revocation of an election in such form as required by the Company.

Any election or revocation of an election of a method of settlement of the Death Benefit will become effective on the date it is received by the Company at its Variable Products Service Center's Mailing Address.

Unless otherwise specified in writing by the Certificate Owner, the Beneficiary under the certificate may elect (a) to receive the Death Benefit as a cash payment, in which event the Annuity Account will be canceled, or (b) to have the Death Benefit applied under one or more of the settlement options set forth under the certificate. This election may be made by filing with the Company a written request in a form as required by the Company. Any written request for an election of a settlement option for the Death Benefit by the Beneficiary will become effective on the later of (a) the date the request is received by the Company at its Variable Products Service Center's Mailing Address; or (b) the date due proof of the death of the Certificate Owner is received by the Company at its Variable Products Service Center's Mailing Address. If a written request for a settlement option by the Beneficiary is not received by the Company within 60 days following the date due proof of the death of the Certificate Owner is received by the Company, the Beneficiary shall be deemed to have elected a cash payment as of the last day of the 60-day period.

Notwithstanding the above, the Certificate Owner or Beneficiary may only elect a settlement option which provides for the distribution of the entire Death Benefit to the Beneficiary within five years of the Certificate Owner's death unless: (a) the entire interest in the contract is distributed over the life of the Beneficiary, with distributions beginning within one year of the Certificate Owner's death; (b) the entire interest in the certificate is distributed over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Certificate Owner's death; or (c) the Beneficiary is the deceased Certificate Owner's spouse and elects to continue the certificate and become the new Certificate Owner, but in no event may such an election be made under the certificate more than once.

For purposes of Section 72(s) of the Internal Revenue Code, if any Certificate Owner is not an individual, the death or change of any Annuitant under the certificate is treated as the death of a Certificate Owner, and if the Certificate Owner is a grantor trust within the meaning of the Internal Revenue Code, the death of the grantor of such trust is also treated as the death of a Certificate Owner.

PAYMENT OF DEATH BENEFIT. If the Death Benefit is to be paid in cash to the Beneficiary, payment will be made within 7 days of the date the election becomes effective or is deemed to become effective, provided due proof of the death of the Certificate Owner is received by the Company at its Variable Products Service Center's Mailing Address, except as the Company may be permitted to defer any such payment of amounts derived from the Variable Account in accordance with the Investment Company Act of 1940. If the Death Benefit is to be paid in one sum to the estate of the deceased Certificate Owner, payment will be made within 7 days of the date due proof of the death of the Certificate Owner (and/or Beneficiary, if necessary) is received by the Company at its Variable Products Service Center's Mailing Address, except as the Company may be permitted to defer any such payment of amounts derived from the Variable Account in accordance with the Investment Company Act of 1940. If settlement under the settlement option provisions is elected, the Income Payments will commence 30 days following the effective date or the deemed effective date of the election and the Annuity Account will be maintained in effect until such Income Payments commence.

AMOUNT OF DEATH BENEFIT. No negative Market Value Adjustment is assessed against amounts which are applied toward payment of a death benefit under a certificate. If the death benefit becomes payable before the Certificate
Owner's 85th birthday, the amount of the death benefit determined as of the effective date or deemed effective date of the death benefit election (not as of the date of death) is equal to the greatest of (a) the Annuity Account Value for the Valuation Period during which the death benefit election is effective or deemed to become effective, (b) the sum of all the Premium Payment(s) made under the certificate less the sum of all partial withdrawals, or (c) the Annuity Account Value under the certificate on the seven-year Certificate Anniversary immediately preceding the date the death benefit election is effective or is deemed to become effective, adjusted for any subsequent Premium Payments and partial withdrawals and charges made between the immediate preceding seven-year Certificate Anniversary and the date the death benefit election is effective or is deemed to become effective (as referenced herein, seven-year
Certificate Anniversary means the 7th Certificate Anniversary and each succeeding Certificate Anniversary occurring at any seven-year interval thereafter, for example, the 14th and 21st Certificate Anniversaries). If the death benefit becomes payable after the Certificate Owner's 85th birthday, the amount payable shall be the greatest of (a) or (b) above.

SECTION 72(s). The provisions above will be interpreted so as to comply with the requirements of Section 72(s) of the Internal Revenue Code.


                               GENERAL PROVISIONS

THE CONTRACT. The contract (including any amendments, endorsements or rider attached thereto), the Contract Owner's application (a copy of which is attached to the contract when issued), and the individual applications of the Certificate Owners constitute the entire contract with the Company.

Only the President, a Vice President, an Assistant Vice President, a Secretary, a Director or an Assistant Director of the Company may make or modify this contract.

The contract is executed at the Company's Home Office, the mailing address of which for this contract is CIGNA Individual Insurance, Variable Products Service Center, Routing S224, Hartford, Connecticut 06152.

INDIVIDUAL CERTIFICATES. Individual certificates will be delivered to each Certificate Owner under this contract. There certificate will include the essential features of the coverage under this contract. The rights described in the certificate are controlled by the provisions of this contract and are subject to any changes in this contract.

MODIFICATION OF CONTRACT OR CERTIFICATE. The Company reserves the right to modify this contract or any certificate issued under it to meet the requirements of applicable state and federal laws or regulations. The Company will notify the Contract Owner and/or the Certificate Owners in writing of any changes that bear upon their contract or certificate.

NON-PARTICIPATION. The contract and the certificates issued under it are not entitled to share in surplus distribution.

LOANS. Loans are not permitted under this contract or any certificate issued under it.

DETERMINATION OF VALUES. The method of determination by the Company of the Net Investment Factor and the number and value of Accumulation Units and Annuity Units shall be conclusive upon the Certificate Owner, and any Beneficiary or payee. Any paid-up annuity, cash surrender or death benefits that may be available under a certificate will not be less than the minimum benefits required by the jurisdiction of issue.

ENDORSEMENT OF INCOME PAYMENTS. The Company will make each Income Payment, payable under a certificate, at the Home Office by check. Each check must be personally endorsed by the payee/Annuitant, or the Company may require that proof of the payee/Annuitant's survival be furnished.

MISSTATEMENT OF AGE. If the age of the Annuitant is misstated, the amount payable under the applicable certificate will be adjusted to be the amount of income which the actual premium paid would have purchased for the correct age according to the Company's rates in effect on the Certificate Date. Any overpayment by the Company, with interest at the rate of 6% per year, compounded annually, will be charged against the payments to be made next succeeding the adjustment. Any underpayment by the Company will be paid in a lump sum, with interest at the rate of 6% per year, compounded annually.

CLAIMS OF CREDITORS. To the extent permitted by law, no amounts payable under a certificate will be subject to the claims of creditors of any payee.

PERIODIC REPORTS. At least once each calendar year, the Company will furnish the Certificate Owner a report as required by law showing the Annuity Account Value at the end of the preceding year, all transactions during the year, the current Annuity Account Value, the number of Accumulation Units in each Variable Accumulation Account, the applicable Accumulation Unit Value as of the date of the report and the interest rate credited to the Fixed Account Sub-Account(s). The Company will also send such statements reflecting transactions in the Annuity Account as may be required by applicable laws, rules and regulations and any other information required by the Superintendent of Insurance.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

            FLEXIBLE PAYMENT DEFERRED GROUP VARIABLE ANNUITY CONTRACT
               WITH FIXED AND VARIABLE ACCOUNTS - NON-PARTICIPATING

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
        A Stock Company       Home Office Location:    900 Cottage Grove Road
                                                       Bloomfield, Connecticut

          MAILING ADDRESS:    CIGNA INDIVIDUAL INSURANCE
                              VARIABLE PRODUCTS SERVICE CENTER - ROUTING S249
                              HARTFORD, CT  06152-2249


The Company has issued a Flexible Payment Deferred Group Variable Annuity Contract to the Contract Owner named in the Certificate Specifications. This certificate describes the terms and conditions of the group contract. If there is a conflict between the group contract and this certificate, the terms and conditions of the group contract will control.

RIGHT TO EXAMINE CERTIFICATE. This certificate may be returned to the insurance agent through whom it was purchased or to the Company via the Variable Products Service Center within 10 days after its receipt (20 days after its receipt where required by law for a certificate issued in replacement of another contract).
If the certificate is so returned, it will be deemed void from the Certificate Date, and the Company will refund the Premium Payment(s) as provided plus or minus any investment gains or losses under the certificate as of the date the returned certificate is mailed or delivered to the agent through whom it was purchased or the date it is delivered or mailed to the Company, unless required otherwise by law.

The certificate is governed by the laws of the jurisdiction of issue of the group contract and is issued and accepted subject to the terms set forth on this page and on the following pages which are made a part of the certificate. In consideration of the application for it and the Premium Payment(s) as provided, this certificate is executed by Connecticut General Life Insurance Company as of its Certificate Date.



                                                  /s/ Thomas C. Jones
               Registrar                               PRESIDENT



PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA, THE OPERATION OF WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS PAYABLE, INCLUDING WITHDRAWALS AND TRANSFERS. PAYMENTS MADE FROM THE FIXED ACCOUNT PURSUANT TO AN ELECTION WHICH BECOMES EFFECTIVE AT THE END OF A GUARANTEED PERIOD AND PAYMENTS MADE UNDER THE "ANNUITY BENEFIT" PROVISIONS AND UNDER THE "PENALTY-FREE ANNUITIZATION" PROVISION ARE NOT SUBJECT TO THE MARKET VALUE ADJUSTMENT. PAYMENTS MADE UNDER THE "DEATH BENEFIT" PROVISIONS ARE NOT SUBJECT TO ANY NEGATIVE MARKET VALUE ADJUSTMENT.

ALL PAYMENTS AND VALUES PROVIDED BY THIS CERTIFICATE WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

USE OF CERTIFICATE. This certificate is available for retirement and deferred compensation plans some of which may qualify for special tax treatment under various sections of the Internal Revenue Code.


          FLEXIBLE PAYMENT DEFERRED GROUP VARIABLE ANNUITY CERTIFICATE
              WITH FIXED AND VARIABLE ACCOUNTS - NON-PARTICIPATING

     THIS IS A LEGAL CONTRACT BETWEEN THE CERTIFICATE OWNER AND THE COMPANY
                               READ IT CAREFULLY.

                                TABLE OF CONTENTS

CERTIFICATE SPECIFICATIONS . . . . . . . . . . . . . . . . . . . . . . .  5

SCHEDULE OF CHARGES, EXPENSES AND FEES . . . . . . . . . . . . . . . . .  7

DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

PREMIUM PAYMENT PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . 10
     Premium Payments
     Allocation of Premium Payments
     Annuity Account Continuation
     Minimum Value Requirements

OWNERSHIP, ASSIGNMENT AND BENEFICIARY PROVISIONS . . . . . . . . . . . . 11
     Certificate Owner
     Rights of Certificate Owner
     Transfer of Certificate Ownership
     Assignment
     Beneficiary
     Change of Beneficiary

FIXED AND VARIABLE ACCOUNTS PROVISIONS . . . . . . . . . . . . . . . . . 12
     Fixed Account and Sub-Accounts
     Variable Account and Sub-Accounts
     Investment Risk
     Investments of the Variable Account Sub-Accounts
     Substituted Securities

VALUES DURING ACCUMULATION PERIOD PROVISIONS . . . . . . . . . . . . . . 13
     Part A - Fixed Account Value
              Guaranteed Periods
              Guaranteed Interest Rates
              Fixed Accumulation Value
              Minimum Surrender Value
     Part B - Variable Account Value
              Crediting Variable Accumulation Units
              Variable Accumulation Unit Value
              Variable Accumulation Value
              Net Investment Factor
     Part C - General
              Annuity Account
              Transfer Privilege
              Annuity Account Fee

CASH WITHDRAWALS, WITHDRAWAL CHARGES AND MARKET VALUE
ADJUSTMENT PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 16
     Cash Withdrawals
     Withdrawal Charges
     Market Value Adjustment

PENALTY-FREE WITHDRAWALS, TRANSFERS AND ANNUITIZATION PROVISIONS . . . . 18
   Penalty-Free Partial Withdrawals or Transfers
   Full or Partial Withdrawals and Transfers at the End of a Guaranteed Period Waiver of Withdrawal Charge and/or Market Value Adjustment on
        Death or Annuity Date
   Penalty-Free Annuitization

BENEFIT PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
   Annuity Benefit
   Annuity Date
   Election and Effective Date of Election with Respect to Annuity Benefit Determination of Amount
   Income Payment Benefits
   Death Benefit
   Election and Effective Date of Election with Respect to Death Benefit Payment of Death Benefit
   Amount of Death Benefit
   Section 72(s)

GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
   The Contract and The Certificate
   Modification of Certificate
   Non-Participation
   Loans
   Determination of Values
   Endorsement of Income Payments
   Misstatement of Age
   Claims of Creditors
   Periodic Reports

Followed by Optional Methods of Settlement and any Riders

Note:  Pages 4, 6, and 8 are intentionally "blank."

                           CERTIFICATE SPECIFICATIONS

            ANNUITANT    JOHN DOE                SPECIMEN    CERTIFICATE NUMBER

         AGE AT ISSUE    35                AUGUST 1, 1995    CERTIFICATE DATE

GROUP CONTRACT NUMBER    SPECIMEN          AUGUST 1, 2025    ANNUITY DATE

--------------------------------------------------------------------------------

FORM             BENEFIT                                    INITIAL PREMIUM
                                                                PAYMENT

AN422  FLEXIBLE PAYMENT DEFERRED GROUP VARIABLE ANNUITY          $50,000
       WITH FIXED AND VARIABLE ACCOUNTS

       INITIAL PREMIUM PAYMENT ALLOCATION
                                                              PERCENTAGE

       FIXED ACCOUNT - SUB-ACCOUNTS
          PERCENTAGE ADJUSTMENT TO INDEX RATE "B":  .25%

          INITIAL GUARANTEED PERIOD/INTEREST RATE    1 YEAR  / 4.55% 10%
          INITIAL GUARANTEED PERIOD/INTEREST RATE    3 YEARS / 5.80%  0%
          INITIAL GUARANTEED PERIOD/INTEREST RATE    5 YEARS / 6.40%  0%
          INITIAL GUARANTEED PERIOD/INTEREST RATE    7 YEARS / 6.65%  0%
          INITIAL GUARANTEED PERIOD/INTEREST RATE   10 YEARS / 6.90%  0%


       VARIABLE ACCOUNT - SUB-ACCOUNTS (FUNDS)

         FIDELITY INVESTMENTS
           VARIABLE INSURANCE PRODUCTS FUND
             EQUITY-INCOME PORTFOLIO                                 10%
             MONEY MARKET PORTFOLIO                                  10%
           VARIABLE INSURANCE PRODUCTS FUND II
             ASSET MANAGER PORTFOLIO                                  0%
             INVESTMENT GRADE BOND PORTFOLIO                          0%


         FRED ALGER MANAGEMENT, INC.
           ALGER AMERICAN FUND                                        0%
             ALGER AMERICAN GROWTH PORTFOLIO                          0%
             ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO               10%
             ALGER AMERICAN MIDCAP GROWTH PORTFOLIO                   0%
             ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO           10%


         MASSACHUSETTS FINANCIAL SERVICES
           VARIABLE INSURANCE TRUST
             MFS TOTAL RETURN SERIES                                 10%
             MFS UTILITIES SERIES                                     0%
             MFS WORLD GOVERNMENTS SERIES                             0%

(Continued on Page 5.1)

            ANNUITANT    JOHN DOE              SPECIMEN    CERTIFICATE NUMBER

         AGE AT ISSUE    35              AUGUST 1, 1995    CERTIFICATE DATE

GROUP CONTRACT NUMBER    SPECIMEN        AUGUST 1, 2025    ANNUITY DATE

--------------------------------------------------------------------------------



       NEUBERGER & BERMAN
         NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST                 0%
           AMT BALANCED PORTFOLIO                                     0%
           AMT LIMITED MATURITY BOND PORTFOLIO                       10%
           AMT PARTNERS PORTFOLIO                                    10%

       QUEST FOR VALUE
         QUEST FOR VALUE ACCUMULATION TRUST
           QUEST GLOBAL EQUITY PORTFOLIO                             10%
           QUEST MANAGED PORTFOLIO                                   10%
           QUEST SMALL CAP PORTFOLIO                                  0%

         TOTAL                                                      100%



SUBSEQUENT PREMIUM PAYMENTS ARE SUBJECT TO A 10% MINIMUM ALLOCATION REQUIREMENT WITH RESPECT TO ANY ONE FIXED ACCOUNT SUB-ACCOUNT OR VARIABLE ACCOUNT SUB-ACCOUNT AND THE FOLLOWING MINIMUM PAYMENT AMOUNTS:

     $2,500 PER FIXED ACCOUNT GUARANTEED PERIOD
     $  100 PER VARIABLE ACCOUNT SUB-ACCOUNT

LIMITATIONS ON TRANSFERS FROM FIXED ACCOUNT: ONLY ONE SUCH TRANSFER ALLOWED PER CERTIFICATE YEAR FROM EACH SUB-ACCOUNT, AND THE AMOUNT(S) TRANSFERRED MAY NOT EXCEED 15% OF THE PREMIUM PAYMENT(S) MADE TO THE APPLICABLE SUB-ACCOUNT(S) OR THE PORTION REMAINING THEREOF IN THE APPLICABLE SUB-ACCOUNT(S), IF LESS.

THIS CERTIFICATE IS FOR USE WITH "CG VARIABLE ANNUITY SEPARATE ACCOUNT II": A CONNECTICUT GENERAL LIFE INSURANCE COMPANY SEPARATE INVESTMENT ACCOUNT WHICH WAS ESTABLISHED ON JANUARY 25, 1994.

CONTRACT OWNER:  CIGNA VARIABLE PRODUCTS TRUST (DATED 06/07/95)

CERTIFICATE OWNER:  THE ANNUITANT

BENEFICIARY:   THE PERSON(S) DESIGNATED BY THE CERTIFICATE OWNER AND RECORDED BY
               THE COMPANY


JURISDICTION OF ISSUE OF GROUP CONTRACT:  RHODE ISLAND




                                                                             5.1

                     SCHEDULE OF CHARGES, EXPENSES AND FEES

Annuity Account Fee: The Annuity Account Fee is $30 per Certificate Year and will be deducted on the last Valuation Date of each Certificate Year. The Annuity Account Fee, however, will be waived for any year for which the Annuity Account Value equals or exceeds $100,000 as of the last Valuation Date of such Certificate Year.

Withdrawal Charges: The Withdrawal charges applicable under this certificate are as follows.

 Withdrawal Charge
Against Premium Pay-                      Year
  ment Withdrawn                        Applicable
  --------------                        ----------

       7%           During 1st year since Premium Payment Accepted
       6%           During 2nd year since Premium Payment Accepted
       5%           During 3rd year since Premium Payment Accepted
       4%           During 4th year since Premium Payment Accepted
       3%           During 5th year since Premium Payment Accepted
       2%           During 6th year since Premium Payment Accepted
       1%           During 7th year since Premium Payment Accepted
       0%           Thereafter


Each Subsequent Premium Payment will be subject to its own 7-year period.

Any Withdrawal from the Fixed Account prior to the end of a Guaranteed Period may also be subject to a Market Value Adjustment which may increase, decrease, or have no affect on the applicable account value(s). A Market Value Adjustment would not apply to a withdrawal effective at the end of a Guaranteed Period. Withdrawal charges are not applicable to certain partial withdrawals of 15% or less of Premium Payments annually. Withdrawal charges and a Market Value Adjustment are not applicable to annuitization of the certificate at any time, and no negative Market Value Adjustment is applicable to payment of the Death Benefit. (See "Penalty-Free Withdrawals, Transfers and Annuitization Provisions.")

Asset Charges: Mortality and Expense Risk Charge is a charge equal to an effective annual rate of 1.25% of the daily net assets of the Variable Account. Administrative Expense Charge is a charge equal to an effective annual rate of
 .15% of the daily net assets of the Variable Account. These charges are deducted from the Variable Account Value at the end of each Valuation Period.

In addition, Daily Fund Operating Expenses will be applied by each Fund as set forth in the prospectus for the applicable Fund(s).



(Continued on Page 7.1)

Taxes: Premium tax equivalents (including any related retaliatory taxes), if any, and any other taxes due under this certificate will be deducted if applicable. It is currently the Company's practice to deduct such taxes, if any, at the time the Annuity Account Value, or any portion thereof, becomes payable.







                                                                             7.1

                                   DEFINITIONS

ACCUMULATION PERIOD. The period from the Certificate Date to (a) the Annuity Date, (b) the date on which the Death Benefit becomes payable, or (c) the date on which the certificate is surrendered or annuitized, whichever is earliest.

ANNUITANT. The person on whose life the first Income Payment is to be made upon the annuitization of the certificate. The Annuitant is the person designated in the Certificate Specifications and will remain the Annuitant under the certificate unless the Certificate Owner exercises the right to change the Annuitant as set forth in the "Rights of Certificate Owner" provision. If prior to the Annuity Date, the Annuitant predeceases the Certificate Owner, the Certificate Owner will then become the Annuitant until such time as the Certificate Owner exercises the right to designate a new Annuitant as set forth in the "Rights of Certificate Owner" provision. A request for change of Annuitant must be in writing to the Company at its Variable Products Service Center's Mailing Address and will not take effect until recorded by the Company.

ANNUITY ACCOUNT. The account which is comprised of the Fixed and Variable Accounts with respect to this certificate.

ANNUITY ACCOUNT VALUE. The account value which at any time equals the sum of all the then current values of the Fixed and Variable Accounts with respect to this certificate. Applicable premium taxes, if any, will be deducted when the Annuity Account Value amount to be applied under the Annuity Benefit, Death Benefit, Cash Withdrawals or Penalty-Free Withdrawal and Annuitization provisions is determined.

ANNUITY DATE. The date on which Income Payments begin upon the annuitization of the certificate.

CERTIFICATE DATE.  The date this certificate takes effect.

CERTIFICATE OWNER (OR "OWNER"). The Certificate Owner is defined under "Ownership, Assignment and Beneficiary Provisions." The term "Owner," by itself, shall mean Certificate Owner.

CERTIFICATE YEARS AND CERTIFICATE ANNIVERSARIES. All Certificate Years and Certificate Anniversaries are 12 month periods measured from the Certificate Date.

CONTRACT OWNER.  The person or entity designated in the Certificate
Specifications.

DUE PROOF OF DEATH. An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof of death satisfactory to the Company.

EXPIRATION DATE(S).  The date(s) on which Guaranteed Period(s), if any, end.

FIXED ACCOUNT. The term "Fixed Account" under this certificate means all Sub-Account(s) associated with Guaranteed Period(s) and Guaranteed Interest Rate(s). Fixed Account assets are general assets of the Company and are distinguishable from those allocated to a separate account of the Company.

FUND(S). The Portfolio(s) of Fund Group(s) whose shares are acquired for the Variable Account Sub-Accounts in which Premium Payments or Transfers may be invested.

FUND GROUP(S). The open-end management investment companies (mutual funds) registered under the Investment Company Act of 1940, as amended (hereinafter referred as the "1940 Act"), one or more of whose Portfolio(s)' shares are made available as investment vehicles for this certificate through Variable Accounts Sub-Accounts.

GUARANTEED PERIOD. The Guaranteed Period is the period for which interest, at either an initial or subsequent Guaranteed Interest Rate will be credited to an amount under a Fixed Account Sub-Account.

HOME OFFICE. The term "Home Office" means Connecticut General Life Insurance Company, the mailing address of which for this contract is CIGNA Individual Insurance, Variable Products Service Center, Routing S249, Hartford, Connecticut 06152-2249.

IN WRITING. The term "In writing" means in a written form satisfactory to the Company and received by the Company at its Variable Products Service Center's Mailing Address.

INCOME PAYMENTS. Income Payments are the amounts payable under this certificate as determined by the settlement options provisions.

PAYOUT PERIOD. The period during which Income Payments are made under this certificate.

SUB-ACCOUNT. That portion of the Fixed Account associated with specific Guaranteed Period(s) and Guaranteed Interest Rate(s) and that portion of the Variable Account which invests in shares of a specific Fund.

VALUATION DATE. Every day on which the New York Stock Exchange ("NYSE") is open for business, except any day on which trading on the NYSE is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission ("SEC") so that valuation or disposal of securities is not practicable.

VALUATION PERIOD. The period of time beginning on the day following the Valuation Date and ending on the next Valuation Date. A Valuation Period may be more than one day in length.

VARIABLE ACCOUNT. The term "Variable Account" under this certificate means all Sub-Account(s) associated with investments in the Fund(s). Variable Account assets are separate account assets of the Company, the investment performance of which is kept separate from that of the general assets of the Company, and are not chargeable with the general liabilities of the Company.

VARIABLE ACCUMULATION UNIT. A unit of measure used in the calculation of the value of each Variable Account Sub-Account.

VARIABLE ANNUITY UNIT. A unit of measure used in the calculation of the value of the variable portion of the Annuity Account during the Payout Period.

                           PREMIUM PAYMENT PROVISIONS

PREMIUM PAYMENTS. Premium Payments made under this certificate are payable to the Company at its Variable Products Service Center's Mailing Address or to an authorized agent of the Company. A receipt signed by the President or Secretary and duly countersigned will be furnished upon request. The Initial Premium Payment is the amount paid to the Company as consideration for the benefits provided under this certificate on its Certificate Date. Subsequent Premium Payments made under this certificate may be paid to the Company at its Variable Products Service Center's Mailing Address from time to time after its Certificate Date and prior to the Annuity Date. The Company will not accept any Premium Payment which is less than the minimum amount requirement then in effect as determined by the Company. In addition, the prior approval of the Company is required before it will accept a Premium Payment in excess of the maximum amount limit then in effect as determined by the Company. All Premium Payments made under this certificate must meet the allocation requirements specified under the "Allocation of Premium Payments" provision. The payment of any amount under this certificate which is derived, all or in part, from any Premium Payments made by check or draft may be postponed until such check or draft has been honored by the financial institution upon which it is drawn.

The Initial Premium Payment attributable to this certificate is shown on the Certificate Specifications page.

ALLOCATION OF PREMIUM PAYMENTS. Upon receipt by the Company at its Variable Products Service Center's Mailing Address, each Premium Payment made under this certificate will be added to the Annuity Account established under the certificate. The Annuity Account is described under the "Annuity Account" provision and is comprised of Fixed Account Sub-Account(s) and Variable Account Sub-Account(s). The Initial

Premium Payment made under this certificate will be allocated to one or more such Sub-Accounts in accordance with the allocation percentages specified by the Certificate Owner and shown in the Certificate Specifications, provided such allocations to Fixed and/or Variable Accounts conform to the Company's minimum deposit requirements in effect as of the Certificate Date. Subsequent Premium Payments made under this certificate will be allocated on the same basis as the most recent previous Premium Payment unless the Company is otherwise instructed by the Certificate Owner to change the allocation percentages. If a portion of the most recent previous Premium Payment was allocated to the Fixed Account and the allocation percentages when applied to a Subsequent Premium Payment does not produce an amount which meets the Fixed Account minimum requirements, the Company will promptly seek further instructions from the Certificate Owner regarding allocation of the premium or otherwise return the applicable portion of such Premium Payment as provided by law.

ANNUITY ACCOUNT CONTINUATION. The Annuity Account under this certificate shall be continued automatically in full force from the Certificate Date until the Annuity Date or until the certificate is surrendered or annuitized, the Death Benefit is paid, or the Annuity Account Value no longer meets the requirements specified in the "Minimum Value Requirements" provision, whichever occurs first.

MINIMUM VALUE REQUIREMENTS. If no Premium Payments have been made under this certificate for three consecutive years and its Annuity Account Value decreases to less than $500 during that period, or if any partial withdrawal decreases its Annuity Account Value to less than $500, the Company reserves the right to cancel the certificate and pay to the Certificate Owner an adjusted value of the Annuity Account as would be calculated under the "Determination of Amount" provision. The Company will, however, provide at least 30 days advance notice to the Certificate Owner of its intended action. During the notification period an additional Premium Payment may be made to meet the minimum value requirements.

                OWNERSHIP, ASSIGNMENT AND BENEFICIARY PROVISIONS

CERTIFICATE OWNER. The Certificate Owner on the Certificate Date will be the person designated in the Certificate Specifications. If no Certificate Owner is designated, the Annuitant will be the Certificate Owner.

RIGHTS OF CERTIFICATE OWNER. The Certificate Owner may exercise all rights and privileges under the certificate including the right to: (a) agree with the Company to any change in or amendment to the certificate, (b) transfer all rights and privileges to another person, (c) change the Beneficiary, (d) change the Annuitant any time prior to the Annuity Date or name a new Annuitant if the Annuitant predeceases the Certificate Owner, (e) name the payee to whom Income Payments are to be directed, and (f) assign the certificate.

All rights and privileges of the Certificate Owner may be exercised without the consent of any designated transferee, or any Beneficiary if the Certificate Owner has reserved the right to change the Beneficiary. All such rights and privileges, however, may be exercised only with the consent of any assignee on record with the Company.

TRANSFER OF CERTIFICATE OWNERSHIP. The Certificate Owner may transfer all rights and privileges of the Certificate Owner. On the effective date of transfer, the transferee will become the Certificate Owner and will have all the rights and privileges of the Certificate Owner. The Certificate Owner may revoke any transfer prior to its effective date.

Unless provided otherwise, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of the transfer.

A transfer of Certificate Ownership, or a revocation of transfer, must be in writing to the Company at its Variable Products Service Center's Mailing Address. A transfer or a revocation will not take effect until recorded in writing by the Company at its Variable Product Service Center's Mailing Address. When a transfer or revocation has been so recorded, it will take effect as of the effective date specified by the Certificate Owner. Any payment made or any action taken or allowed by the Company before the transfer or there vocation is recorded will be without prejudice to the Company.

ASSIGNMENT. This certificate may not be assigned and the Company will not be affected by any assignment of the certificate until the original assignment or a certified copy of the assignment is filed at the Home Office.

The Company does not assume responsibility for the validity or sufficiency of any assignment. An assignment of the certificate will operate so long as the assignment remains in force.

To the extent provided under the terms of the assignment, an assignment will transfer the interest of any designated transferee or of any Beneficiary if the Certificate Owner has reserved the right to change the Beneficiary.

BENEFICIARY. The Beneficiary is the person who has the right to receive the Death Benefit set forth in the certificate and, for Non-Qualified Certificates, who is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code in the event of the Certificate Owner's death. The Beneficiary on the Certificate Date will be the person designated in the Certificate Specifications.

Unless provided otherwise, the interest of any Beneficiary who dies before the Certificate Owner will vest in the Certificate Owner or the Certificate Owner's administrators or assigns.

CHANGE OF BENEFICIARY. A new Beneficiary may be designated from time to time. A request for change of Beneficiary must be in writing to the Company at its Variable Products Service Center's Mailing Address. The request must be signed by the Certificate Owner. The request must also be signed by the Beneficiary if the right to change the Beneficiary has not been reserved to the Certificate Owner.

A change of Beneficiary will not take effect until recorded by the Company. When a change of Beneficiary has been so recorded, whether or not the Certificate Owner is then alive, it will take effect as of the date the request was signed. Any payment made or any action taken or allowed by the Company before the change of Beneficiary is recorded will be without prejudice to the Company.

Unless provided otherwise, the right to change any Beneficiary is reserved to the Certificate Owner.


                     FIXED AND VARIABLE ACCOUNTS PROVISIONS

FIXED ACCOUNT AND SUB-ACCOUNTS. Fixed Account assets are general assets of the Company and are distinguishable from those allocated to a separate account of the Company. Any portion of Premium Payments allocated by the Certificate Owner to a Fixed Account Sub-Account will become part of the Fixed Account.

VARIABLE ACCOUNT AND SUB-ACCOUNTS. The Variable Account to which the variable accumulation values, if any, under this certificate relate is shown in the Certificate Specifications. It was established pursuant to a resolution of its Board of Directors as a "separate account" under governing law of Connecticut, the Company's state of domicile, and registered as a unit investment trust under the 1940 Act. Under Connecticut law, the Variable Account assets (except assets in excess of its reserves and other contract liabilities) cannot be charged with the general liabilities from any other business of the Company. The Variable Account assets are owned and controlled exclusively by the Company, and the Company is not a trustee with respect to those assets.

The Variable Account is divided into Sub-Accounts. Each Variable Account Sub-Account's assets are invested in shares of a particular Fund of one of the Fund Groups made available as funding vehicles under this certificate. For each Variable Account Sub-Account, the Company maintains Variable Accumulation Units whose values reflect the investment performance of the Fund whose shares are held in that Sub-Account.

Subject to any vote by persons having the right under the 1940 Act to vote thereon, the Company may elect to operate the Variable Account as a management company rather than a unit investment trust under the

1940 Act, or, if registration is no longer required, to deregister the Variable Account. In such event, the Company may endorse this certificate to reflect such change and any necessary or appropriate action taken to effect the change. Any changes in Variable Account investment policy shall have been approved by the Connecticut Insurance Commissioner and be subject to the approval of the Superintendent of Insurance.

INVESTMENT RISK. Each Variable Account Sub-Account's assets are always fully invested in the shares of the particular Fund purchased for that Sub-Account. Each Variable Account Sub-Account's investment performance reflects the investment performance of the Fund. Fund share values fluctuate, reflecting the risks of changing economic conditions and the ability of a Fund Group's investment advisor or sub-adviser to manage that Fund and anticipate changes in economic conditions. As to the Variable Account assets, the Certificate Owner bears the entire investment risk of gain or loss.


INVESTMENTS OF THE VARIABLE ACCOUNT SUB-ACCOUNTS. All amounts allocated under this certificate to a Variable Account Sub-Account will be used to purchase shares of the specific Fund of a Fund Group used by that Sub-Account. Each Fund Group is registered under the 1940 Act as an open-end management investment company, and each Fund of that Fund Group is regulated as an open-end management investment company.

All Funds available as funding vehicles under this certificate as of its Certificate Date are listed on page 5. The Company may add additional Fund Groups and additional Funds at any time or may change Funds or Fund Groups in accordance with the "Substituted Securities" provision.

Any and all distributions made by a Fund will be reinvested in additional shares of that Fund at net asset value. Deductions by the Company from a Variable Account Sub-Account will be made by redeeming a number of Fund shares at net asset value equal in total value to the amount to be deducted.

SUBSTITUTED SECURITIES. Shares corresponding to a particular Fund may not always be available for purchase or the Company may decide that further investment in such Fund is no longer appropriate in view of the purposes of the Variable Account, or in view of legal, regulatory or federal income tax restrictions. In such event, shares of another registered open-end investment company or unit investment trust may be substituted both for Fund shares already purchased and/or as the securities to be purchased in the future, provided that these substitutions meet applicable Internal Revenue Service diversification guidelines and any necessary regulatory or other approvals of such substitutions have been obtained. In the event of any substitution pursuant to this provision, the Company may make appropriate endorsement(s) to this certificate to reflect the substitution and any such substitution shall be subject to the approval of the Superintendent of Insurance.

                  VALUES DURING ACCUMULATION PERIOD PROVISIONS

PART A - FIXED ACCOUNT VALUE

GUARANTEED PERIODS. The Initial Guaranteed Period(s), if any, are selected by the Certificate Owner and are shown in the Certificate Specifications. The duration of the Initial Guaranteed Period(s) will affect the Initial Guaranteed Interest Rate(s). Any Premium Payment or the portion thereof (or amount transferred in accordance with the "Transfer Privilege" provision described below) allocated to a particular Guaranteed Period will earn interest at the specified Guaranteed Interest Rate during the Guaranteed Period. Initial Guaranteed Periods begin on the date a Premium Payment is accepted (or, in the case of a transfer, on the effective date of the transfer) and end on the Expiration Date for each duration selected.

Any portion of the Annuity Account Value comprising a particular Fixed Account Sub-Account (including interest earned thereon) will be referred to in this certificate as the "Guaranteed Period Amount." As a result of renewals, Subsequent Payments, deductions for applicable Annuity Account Fee(s) and transfers of portions of the Annuity Account Value, Guaranteed Period Amounts for Guaranteed Periods of the same duration under this certificate may have different Expiration Dates, and each Guaranteed Period Amount will be treated separately for purposes of determining any Market Value Adjustment.

The Company will automatically notify the Certificate Owner in writing at least 15 but not more than 45 days prior to the Expiration Date of a Guaranteed Period with respect to a Fixed Account Sub-Account of the guaranteed period durations available and the then currently quoted interest rates. A subsequent Guaranteed Period of the same duration will begin automatically at the end of the previous Guaranteed Period unless the Company receives, in writing at its Variable Products Service Center's Mailing Address within the 60-day period immediately preceding the end of such Guaranteed Period, an election by the Certificate Owner of a different Guaranteed Period from among those being offered by the Company at such time, or instructions to transfer all or a portion of the applicable Guaranteed Period Amount to one or more Fixed Account or Variable Account Sub-Accounts in accordance with the "Transfer Privilege" provision.

GUARANTEED INTEREST RATES. The Company will establish the applicable Guaranteed Interest Rate that will be used to determine the interest with respect to a Fixed Account Sub-Account for each Guaranteed Period at the beginning of the Guaranteed Period. This rate will be guaranteed for the duration of the applicable Guaranteed Period. The Initial or Subsequent Guaranteed Interest Rate will never be less than 3% per year, compounded annually. Subsequent Guaranteed Interest Rate(s) will also be determined at the beginning of Guaranteed Period(s) and may be higher or lower than the previous rate, but will never be less than 3% per year, compounded annually. (See "Minimum Surrender Value" provision.) The Company will automatically notify the Certificate Owner of the new Guaranteed Interest Rate as soon as possible after the beginning of each subsequent Guaranteed Period.

FIXED ACCUMULATION VALUE. Upon receipt of a Premium Payment by the Company at its Variable Products Service Center's Mailing Address, all or that portion, if any, of the Premium Payment which is allocated to the Fixed Account will be credited to the Fixed Account and allocated to the Fixed Account Sub-Accounts selected by the Certificate Owner. The Fixed Accumulation Value, if any, at any time, under this certificate is equal to the sum of the then current values of all Guaranteed Period Amounts with respect to this certificate.

MINIMUM SURRENDER VALUE. The Minimum Surrender Value for the Fixed Account for a given Certificate Year is the Premium Payment(s), or portion thereof, and transfers allocated to the Fixed Account accumulated at 3% per year, compounded annually, less the deduction of the applicable withdrawal charge(s), any prior withdrawals or transfers out of the Fixed Account, premium taxes, if any, and applicable Annuity Account Fee(s).

PART B - VARIABLE ACCOUNT VALUE

CREDITING VARIABLE ACCUMULATION UNITS. Upon receipt of a Premium Payment (or a request for transfer in accordance with the "Transfer Privilege" provision) by the Company at its Variable Products Service Center's Mailing Address, all or that portion, if any, of the Premium Payment (or the net amount transferred) to be allocated to the Variable Account Sub-Accounts will be credited to the Variable Account under this certificate in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Variable Account Sub-Account by the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the Valuation Period during which the Premium Payment is received at the Company's Variable Products Service Center's Mailing Address.

VARIABLE ACCUMULATION UNIT VALUE. The Variable Accumulation Unit Value for each Variable Account Sub-Account was established at $10.00 for the first Valuation Period of the particular Variable Account Sub-Account. The Variable Accumulation Unit Value for the particular Variable Account Sub-Account for any subsequent Valuation Period is determined by methodology which is the mathematical equivalent of multiplying the Variable Accumulation Unit Value for the particular Variable Account Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Account Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit Value for each Variable Account Sub-Account for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease or remain constant from Valuation Period to Valuation Period.

VARIABLE ACCUMULATION VALUE. The Variable Accumulation Value of the Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each Variable Account Sub-Account credited to the Variable Account with respect to this certificate for such Valuation Period. The Variable Accumulation Value of each Variable Account Sub-Account is determined by multiplying the number of Variable Accumulation Units, if any, credited to each Variable Account Sub-Account with respect to this certificate by the Variable Accumulation Unit Value of the particular Variable Account Sub-Account for such Valuation Period, less deductions for applicable expense charges and fees.

NET INVESTMENT FACTOR. The Net Investment Factor is an index applied to measure the investment performance of a Variable Account Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

The Net Investment Factor for any Variable Account Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

  (a) is the net result of:

    (1) the net asset value (as described in the prospectus for the Fund) of a Fund share held in the Variable Account Sub-Account determined as of the end of the Valuation Period, plus

    (2) the per share amount of any dividend or other distribution declared by the Fund on the shares held in the Variable Account Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

    (3) a per share credit or charge with respect to any taxes paid or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Variable Account Sub-Account;

  (b) is the net asset value of a Fund share held in the Variable Account Sub-Account determined as of the end of the preceding Valuation Period; and

  (c) is the asset charge factor determined by the Company for the Valuation Period to reflect the charges for assuming the mortality and expense risks and for administrative expenses.

The asset charge factor for any Valuation Period is equal to the daily asset charge factor multiplied by the number of 24-hour periods in the Valuation Period. The daily asset charge factor will be determined annually by the Company, but in no event may it exceed that specified in the Schedule of Charges, Expenses and Fees.

PART C - GENERAL

ANNUITY ACCOUNT. The Company will establish an Annuity Account under this certificate and will maintain the Annuity Account during the Accumulation Period. The Annuity Account Value at any time equals the sum of all the then current values of the Fixed and Variable Accounts with respect to this certificate.

TRANSFER PRIVILEGE. At any time during the Accumulation Period, other than during the "Right to Examine Certificate" period, the Certificate Owner may transfer all or part of the Annuity Account Value to one or more of the Fixed or Variable Account Sub-Accounts then available, subject to the provisions set forth below. Transfers must be made in writing. Transfer requests must be received at the Company's Variable Products Service Center prior to the time of day set forth in the prospectus, and provided the NYSE is open for business, in order to be processed as of the close of business on the date the request is received; otherwise, the transfer will be processed on the next business day the NYSE is open for business.

Transfers involving Variable Account Sub-Accounts will reflect the purchase or cancellation of Variable Accumulation Units having an aggregate value equal to the dollar amount being transferred to or from a particular Variable Account Sub-Account. The purchase or cancellation of such units shall be made using Variable Accumulation Unit Values of the applicable Variable Account Sub-Account for the Valuation Period during which the transfer is effective. Transfers to a Fixed Account Sub-Account will result in a new Guaranteed Period for the amount being transferred. Any such Guaranteed Period under this certificate will begin on the effective date of the transfer and end on its Expiration Date. The amount transferred into such Fixed Account Sub-Account will earn interest at the Guaranteed Interest Rate declared by the Company for that Guaranteed Period as of the effective date of the transfer.

Transfers made under this certificate shall be subject to the following conditions: (a) No transfer fee will be imposed on the 1st through 3rd transfer made during a Certificate Year, and no transfer fee will be imposed on the 4th through 12th transfer made during a Certificate Year if the Annuity Account Value under the certificate at the time of the transfer is equal to or greater than $5,000; otherwise, a transfer fee, based on the Company's then current fee schedule will be imposed on each transfer made in excess of these limits (in counting the number of transfers, the frequency limitation shown in the Certificate Specifications with respect to transfers from the Fixed Account will be included); (b) No withdrawal charge will be imposed on transferred amounts, however, transfers of all or a portion out of a Fixed Account Sub-Account may be subject to the Market Value Adjustment set forth below unless such transfer is made in accordance with the "Full or Partial Withdrawals and Transfers at the End of a Guaranteed Period" provision; (c) The amount being transferred may not be less than $2,500 per Fixed Account Sub-Account or $500 per Variable Account Sub-Account, unless the entire value of the Fixed or Variable Account Sub-Account is being transferred; (d) The amount being transferred may not exceed the Company's maximum amount limit then in effect; (e) The amount transferred to any Fixed Account Sub-Account may not be less than $2,500; (f) Unless a transfer out of a Fixed Account Sub-Account is made in accordance with the "Full or Partial Withdrawals and Transfers at the End of a Guaranteed Period" provision, the amount transferred from each Fixed Account Sub-Account during any Certificate Year may not exceed the limits shown in the Certificate Specifications; (g) Any value remaining in a Fixed Account Sub-Account, following a transfer, may not be less than $1,000 and any value remaining in a Variable Account Sub-Account, following a transfer, may not be less than $500;
(h) The Company reserves the right to defer transfers of amounts from the Fixed Account for a period not to exceed six months from the date the request for such transfer is received by the Company at its Variable Products Service Center; and
(i) Transfers involving Variable Account Sub-Account(s) shall be subject to such terms and conditions as may be imposed by the Funds.

ANNUITY ACCOUNT FEE. Prior to the Annuity Date, on the last Valuation Date of each Certificate Year the Company will deduct from the value of the Annuity Account the annual Annuity Account Fee, if any, shown in the Schedule of Charges, Expenses and Fees to reimburse it for administrative expenses relating to the Annuity Account. Such Annuity Account Fee will be deducted on a pro rata basis from amounts allocated to each Fixed and Variable Account Sub-Account in which the Annuity Account values are invested at the time of such deduction. If the Annuity Account under this certificate is surrendered for its full value, the Annuity Account Fee will be deducted in full at the time of such surrender. On the Annuity Date the value of the Annuity Account will be reduced by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the last Valuation Date of the most recent Certificate Year and the day before the Annuity Date.


                 CASH WITHDRAWALS, WITHDRAWAL CHARGES AND MARKET
                           VALUE ADJUSTMENT PROVISIONS

CASH WITHDRAWALS. At any time before the Annuity Date, the Certificate Owner may elect to receive a cash withdrawal payment from the Company by filing with the Company at its Variable Products Service Center's Mailing Address a written election in such form as the Company may require. Any such election shall specify the amount of the withdrawal and will be effective on the date that it is received at the Company's Variable Products Service Center's Mailing Address. Any cash withdrawal payment will be paid within seven days of the Company's receipt of such request, except as the Company may be permitted to defer the

                 CASH WITHDRAWALS, WITHDRAWAL CHARGES AND MARKET
                     VALUE ADJUSTMENT PROVISIONS (CONTINUED)

payment of amounts withdrawn from the Variable Account in accordance with the Investment Company Act of 1940. The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by the Company at its Variable Products Service Center's Mailing Address. If payment from the Fixed Account is deferred for more than 10 working days from the date the request is received, the Company will pay annual interest on the amount deferred in accordance with the interest rate than required by law from the date the Company receives the request.

The amount of the cash withdrawal payment may be for any amount not to exceed the Annuity Account Value at the end of the Valuation Period during which the election becomes effective, less any applicable Annuity Account Fee, plus or minus any applicable Market Value Adjustment, and less any applicable withdrawal charge and premium taxes. In the case of a full surrender, the Annuity Account will be canceled and the certificate will terminate. A partial withdrawal will result in a decrease in the Annuity Account Value under this certificate by an amount with an aggregate dollar value equal to the dollar amount of the cash withdrawal payment, plus or minus any applicable Market Value Adjustment, any applicable withdrawal charge and premium taxes.

In the case of a partial withdrawal, the Certificate Owner must instruct the Company as to the amounts to be withdrawn from each Fixed and/or Variable Account Sub-Account. If not so instructed, the Company will effect such withdrawal from each Fixed and/or Variable Sub-Account in proportion to the then current Sub-Account values. Partial withdrawals cannot reduce any Fixed Account Sub-Account below $1,000 or any Variable Account Sub-Account below $500. Such partial withdrawals will be treated as a full surrender of that Sub-Account under the certificate and the balance will be transferred to the largest Variable Account Sub-Account, if any. Partial withdrawals cannot reduce the total Annuity Account Value below $500. (See "Minimum Value Requirements" provision.) Such partial withdrawals will be treated as a full surrender.

Cash withdrawals from a Variable Account Sub-Account under this certificate will result in the cancellation of Variable Accumulation Units attributable to the Annuity Account with an aggregate value on the effective date of the withdrawal equal to the total amount by which the Variable Account Sub-Account is reduced. The cancellation of such units will be based on the Variable Accumulation Unit values of the Variable Account Sub-Account for the Valuation Period during which the cash withdrawal is effective.

All cash withdrawals or transfers of any portion of Fixed Account Sub-Accounts, except those specified otherwise under "Penalty-Free Withdrawals, Transfers and Annuitization Provisions," will be subject to the Market Value Adjustment described below.

WITHDRAWAL CHARGES. If a cash withdrawal is made, a withdrawal charge may be assessed by the Company. The length of time between the Company acceptance of the Premium Payment(s) under this certificate and the receipt of a withdrawal request determines the withdrawal charge. For this purpose each withdrawal is deemed to represent a withdrawal of a Premium Payment previously accepted (or a portion thereof). Premium Payments will be deemed to have been withdrawn in the order in which the Premium Payments were received by the Company (i.e., oldest premium first). After all Premium Payments have been deemed withdrawn, the Company will deem further withdrawals to be from net investment results attributable to such Premium Payments, if any. The schedule of withdrawal charges is set forth in the "Schedule of Charges, Expenses and Fees." On withdrawal, any applicable Annuity Account Fee and Market Value Adjustment will be deducted before application of any withdrawal charge.

Withdrawal charges are deducted proportionately from the Fixed and/or Variable Account Sub-Account(s) from which the withdrawal is to be made, provided such Sub-Account(s) under the certificate have sufficient account value(s) for making such deduction(s). If any of the account value(s) of such Sub-Account(s), however, are insufficient, the amount payable upon withdrawals will be net of any remaining withdrawal charges, unless the Certificate Owner and the Company agree otherwise.

                 CASH WITHDRAWALS, WITHDRAWAL CHARGES AND MARKET
                     VALUE ADJUSTMENT PROVISIONS (CONTINUED)

See "Penalty-Free Withdrawals, Transfers and Annuitization Provisions" for situations in which a withdrawal charge is not imposed.

For the purpose of any qualified plan riders which may be attached to this certificate, the term "Surrender Charge" wherever referenced therein, shall mean "withdrawal charge" as set forth above, and the term "Annuity Value" shall mean "Annuity Account Value."

MARKET VALUE ADJUSTMENT. Any cash withdrawal or transfer under this certificate from a Fixed Account Sub-Account, except those specified otherwise under the "Penalty-Free Withdrawals, Transfers and Annuitization Provisions," will be subject to a Market Value Adjustment.

The amount payable on such cash withdrawal or transfer under this certificate may be adjusted up or down by the application of the Market Value Adjustment, a detailed description of which has been filed with the Superintendent of Insurance. The Index Rate Factor applicable to the amount of such cash withdrawal or transfer is:

                                   (1+A) TO THE POWER OF N
                                   -----------------------
                                   (1+B) TO THE POWER OF N
where:

A = an Index Rate which is the Treasury Constant Maturity Series rate (defined below) for a period with time to maturity equal to the Guaranteed Period and which is declared for the Friday occurring within the calendar week which is 2 weeks earlier than the calendar week during which the Guaranteed Period commenced* for that Guaranteed Period Amount.

B = an Index Rate which is the Treasury Constant Maturity Series rate (defined below) for a period with time to maturity equal to the Guaranteed Period and which is declared for the Friday occurring within the calendar week which is 2 weeks earlier than the calendar week during which the applicable partial or full surrender of the Guaranteed Period Amount occurs*, plus the percentage adjustment to "B" as shown in the Certificate Specifications. If Index Rates "A" and "B" are within .25% of each other when the Index Rate Factor is determined, no such percentage adjustment to "B" will be made.

        * If, however, the Treasury Constant Maturity Series yield rate, for a period with time to maturity equal to the Guaranteed Period, as published daily in THE WALL STREET JOURNAL varies by 1.00% or more during any one week, the Company may use such daily yield rates in the calculation of the Index Rate Factor applicable under this contract.

N = The number of years remaining in the applicable Guaranteed Period (e.g. 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

As used herein, "Treasury Constant Maturity Series rate" means the applicable yield rate shown in the Federal Reserve Statistical Release (Report H.15) published each Monday by the Federal Reserve Board of Governors.

If such yields are no longer published, the Company will substitute an appropriate index of publicly traded obligations, subject to the approval of the Superintendent of Insurance.

Straight-line interpolation is used for periods to maturity not quoted.


        PENALTY-FREE WITHDRAWALS, TRANSFERS AND ANNUITIZATION PROVISIONS

PENALTY-FREE PARTIAL WITHDRAWALS OR TRANSFERS. Upon request in writing, the Certificate Owner may, during any Certificate Year prior to the Annuity Date, withdraw up to 15% of the Premium Payment(s) or portion remaining thereof,
without incurring a withdrawal charge.   For this purpose each withdrawal is
deemed to

                            PENALTY-FREE WITHDRAWALS,
               TRANSFERS AND ANNUITIZATION PROVISIONS (CONTINUED)

represent a withdrawal of a portion of a Premium Payment previously accepted. Premium Payments will be deemed to be withdrawn in the order in which they were received by the Company (i.e., the oldest premium first). Any such withdrawal from a Fixed Account Sub-Account may be subject to a Market Value Adjustment unless the withdrawal is made at the end of a Guaranteed Period as set forth below. The Certificate Owner must specify from which Fixed and/or Variable Sub-Accounts the withdrawal is to be made, otherwise the Company may effect such withdrawal on a proportionate basis from all Fixed and/or Variable Sub-Accounts in which the Annuity Account for this certificate is invested.

Such partial withdrawals may be either taken as a lump sum or, upon consent of the Company, paid in equal installments, however, (a) no more than one penalty-free partial withdrawal may be made during any one Certificate Year, (b) the first withdrawal in any Certificate Year will be deemed to be the penalty-free withdrawal up to the amount specified above, and (c) the amount of each such partial withdrawal must be at least $1,000.

No withdrawal charge will be imposed on any withdrawal with respect to a Premium Payment made under this certificate after the end of the seventh year following the Company's acceptance of that Premium Payment.

The Certificate Owner may also transfer amounts within the Annuity Account during the Accumulation Period without the application of a withdrawal charge, however; (a) any transfers would be subject to any terms and conditions as may be imposed under the "Transfer Privilege" provision, (b) transfers from a Fixed Account Sub-Account may be subject to the "Market Value Adjustment" provision, and (c) the amount of such transfer(s) must be at least $2,500 per Fixed Account Sub-Account or $500 per Variable Account Sub-Account.

FULL OR PARTIAL WITHDRAWALS AND TRANSFERS AT THE END OF A GUARANTEED PERIOD. No Market Value Adjustment will be imposed on a full or partial withdrawal or transfer made from a Fixed Account Sub-Account which becomes effective at the end of the applicable initial or subsequent Guaranteed Period. In such event, the Certificate Owner's proper request for withdrawal or transfer must be received at the Company's Variable Products Service Center's Mailing Address within a 60-day period immediately preceding the end of such Guaranteed Period.

WAIVER OF WITHDRAWAL CHARGE AND/OR MARKET VALUE ADJUSTMENT ON DEATH OR ANNUITY DATE. No withdrawal charge or Market Value Adjustment will be imposed upon payments made under the Annuity Benefit provisions of this certificate, and no negative Market Value Adjustment will be imposed upon payments made under the "Death Benefit" provisions of this certificate.

PENALTY-FREE ANNUITIZATION. At any time the Certificate Owner may request in writing payment of the then current Annuity Account Value under this certificate in accordance with any one of the settlement options set forth in this certificate. In such event, no withdrawal charge or Market Value Adjustment will be imposed at the time such settlement is made. Such annuitization will automatically result in a change in the Annuity Date to the date Income Payments commence under the settlement option elected.


                               BENEFIT PROVISIONS

ANNUITY BENEFIT. On the Annuity Date the Company will pay all or a part of the adjusted value of the Annuity Account (as set forth below) in cash or apply it in accordance with the settlement option(s) elected by the Certificate Owner. However, if the amount to be applied under any settlement option is less than $5,000, or if the first Income Payment payable in accordance with such option is less than $50, the Company will pay the adjusted value in a single payment to the payee designated by the Certificate Owner.

ANNUITY DATE. The Annuity Date initially selected by the Certificate Owner is shown in the Certificate Specifications. The Annuity Date may be changed from time to time by the Certificate Owner by notifying the Company in writing. The notice must be received at the Company's Variable Products Service Center's Mailing Address at least 45 days prior to the Annuity Date then in effect. The new Annuity Date selected must be at least 30 days after the effective date of the change and not later than the Annuitant's 85th birthday.

After the Annuity Date, no change of a settlement option is permitted, no payments may be requested under the "Cash Withdrawals" provision of the certificate, and no Death Benefit is payable under the certificate except as otherwise specified under the settlement option selected.

ELECTION AND EFFECTIVE DATE OF ELECTION WITH RESPECT TO ANNUITY BENEFIT. During the lifetime of the Certificate Owner and prior to the Annuity Date, the Certificate Owner may elect to have the adjusted value of the Annuity Account applied on the Annuity Date under one or more of the settlement options set forth in this certificate, or under any other settlement option as agreed to by the Company. The Certificate Owner may also change any election, but any election or change of election must be received at the Company's Variable Products Service Center's Mailing Address at least 45 days prior to the Annuity Date. The election or change of election may be made by filing with the Company at its Variable Products Service Center's Mailing Address written notice in such form as the Company may require. If no such election is in effect on the 30th day prior to the Annuity Date, the adjusted value of the Annuity Account under this certificate will be applied under a Life Annuity with 120 months guaranteed.

In such situation, the portion of the adjusted value of the Annuity Account under this certificate to be applied for a Fixed Life Annuity under the Second Option and/or a Variable Life Annuity under Option II will be determined on a pro rata basis from the composition of the Annuity Account on the Annuity Date.

DETERMINATION OF AMOUNT. On the Annuity Date the Annuity Account under this certificate will be canceled and the adjusted value of the Annuity Account to be applied under the settlement options provisions shall be equal to the Annuity Account Value for the Valuation Period which ends immediately preceding the Annuity Date, minus a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the last Valuation Date for the most recent calendar year and the Valuation Date before the Annuity Date, minus any applicable premium or similar tax. For the purposes of any qualified plan riders which may be attached to this certificate, the term "Annuity Value," wherever referenced therein, shall mean the "adjusted value of the Annuity Account" as defined above.

INCOME PAYMENT BENEFITS. On the Annuity Date, the adjusted value of the Annuity Account under this certificate as determined under the "Determination of Amount" provision may be applied, as elected by the Certificate Owner, under one or more of the settlement options set forth in the certificate to effect: (a) a Fixed Income Payment Benefit or a Variable Income Payment Benefit; or (b) a combination of the Fixed Income Payment Benefit and the Variable Income Payment Benefit. If a combination Fixed and Variable Income Payment Benefit is elected, the Certificate Owner may specify the amount to be allocated to the Fixed Income Payment Benefit and the amount to be allocated to the Variable Income Payment Benefit. Such election and allocation may also be made by a Beneficiary to the extent provided in the "Election and Effective Date of Election with Respect to Death Benefit Provision."

DEATH BENEFIT. If the Certificate Owner dies before the Annuity Date, the Company will pay the Death Benefit to the Beneficiary upon receipt of due proof of the death of the Certificate Owner in accordance with the "Payment of Death Benefit" provision. If there is no Beneficiary living on the date of death of the Certificate Owner, the Company will pay the Death Benefit, upon receipt of due proof of the death of both the Certificate Owner and the Beneficiary, in one sum to the estate of the Certificate Owner. If the death of the Certificate Owner occurs on or after the Annuity Date, no death benefit will be payable under the certificate except as may be provided under the settlement option elected.

ELECTION AND EFFECTIVE DATE OF ELECTION WITH RESPECT TO DEATH BENEFIT. During the lifetime of the Annuitant and prior to the Annuity Date, the Certificate Owner may elect one or more of the settlement options set forth in this certificate to effect an annuity for the Beneficiary as payee after the death of the Certificate Owner. This election may be made or subsequently revoked by filing with the Company at its Variable Products Service Center's Mailing Address a written election or revocation of an election in such form as required by the Company.

Any election or revocation of an election of a method of settlement of the Death Benefit will become effective on the date it is received by the Company at its Variable Products Service Center's Mailing Address.

Unless otherwise specified in writing by the Certificate Owner, the Beneficiary may elect (a) to receive the Death Benefit as a cash payment, in which event the Annuity Account will be canceled, or (b) to have the Death Benefit applied under one or more of the settlement options set forth under the certificate. This election may be made by filing with the Company a written request in a form as required by the Company. Any written request for an election of a settlement option for the Death Benefit by the Beneficiary will become effective on the later of (a) the date the request is received by the Company at its Variable Products Service Center's Mailing Address; or (b) the date due proof of the death of the Certificate Owner is received by the Company at its Variable Products Service Center's Mailing Address. If a written request for a settlement option by the Beneficiary is not received by the Company within 60 days following the date due proof of the death of the Certificate Owner is received by the Company, the Beneficiary shall be deemed to have elected a cash payment as of the last day of the 60-day period.

Notwithstanding the above, the Certificate Owner or Beneficiary may only elect a settlement option which provides for the distribution of the entire Death Benefit to the Beneficiary within five years of the Certificate Owner's death unless: (a) the entire interest in the contract is distributed over the life of the Beneficiary, with distributions beginning within one year of the Certificate Owner's death; (b) the entire interest in the certificate is distributed over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Certificate Owner's death; or (c) the Beneficiary is the deceased Certificate Owner's spouse and elects to continue the certificate and become the new Certificate Owner, but in no event may such an election be made under this certificate more than once.

For purposes of Section 72(s) of the Internal Revenue Code, if any Certificate Owner is not an individual, the death or change of any Annuitant under this certificate is treated as the death of a Certificate Owner, and if the Certificate Owner is a grantor trust within the meaning of the Internal Revenue Code, the death of the grantor of such trust is also treated as the death of a Certificate Owner.

PAYMENT OF DEATH BENEFIT. If the Death Benefit is to be paid in cash to the Beneficiary, payment will be made within 7 days of the date the election becomes effective or is deemed to become effective, provided due proof of the death of the Certificate Owner is received by the Company at its Variable Products Service Center's Mailing Address, except as the Company may be permitted to defer any such payment of amounts derived from the Variable Account in accordance with the Investment Company Act of 1940. If the Death Benefit is to be paid in one sum to the estate of the deceased Certificate Owner, payment will be made within 7 days of the date due proof of the death of the Certificate Owner (and/or Beneficiary, if necessary) is received by the Company at its Variable Products Service Center's Mailing Address, except as the Company may be permitted to defer any such payment of amounts derived from the Variable Account in accordance with the Investment Company Act of 1940. If settlement under the settlement option provisions is elected, the Income Payments will commence 30 days following the effective date or the deemed effective date of the election and the Annuity Account will be maintained in effect until such Income Payments commence.

AMOUNT OF DEATH BENEFIT. No negative Market Value Adjustment is assessed against amounts which are applied toward payment of a death benefit under this certificate. If the death benefit becomes payable before the Certificate
Owner's 85th birthday, the amount of the death benefit determined as of the effective date or deemed effective date of the death benefit election (not as of the date of death) is equal to the greatest of (a) the Annuity Account Value for the Valuation Period during which the death benefit election is effective or deemed to become effective, (b) the sum of all the Premium Payment(s) made under the certificate less the sum of all partial withdrawals, or (c) the Annuity Account Value under the certificate on the seven-year Certificate Anniversary immediately preceding the date the death benefit election is effective or is deemed to become effective, adjusted for any subsequent Premium Payments and partial withdrawals and charges made between the immediate preceding seven-year Certificate Anniversary and the date the death benefit election is effective or is deemed to become effective (as referenced herein, seven-year
Certificate Anniversary means the 7th Certificate Anniversary and each succeeding Certificate Anniversary occurring at any seven-year interval thereafter, for example, the 14th and 21st Certificate Anniversaries). If the death benefit becomes payable after the Certificate Owner's 85th birthday, the amount payable shall be the greatest of (a) or (b) above.

SECTION 72(s). The provisions above will be interpreted so as to comply with the requirements of Section 72(s) of the Internal Revenue Code.


                               GENERAL PROVISIONS

THE CONTRACT AND THE CERTIFICATE. The contract is an agreement between the Contract Owner and the Company and this certificate is based on the group contract. The certificate (including any amendments, endorsements or rider attached thereto), and the application for the certificate (a copy of which is attached to the certificate when issued), constitute the entire certificate.

Only the President, a Vice President, an Assistant Vice President, a Secretary, a Director or an Assistant Director of the Company may make or modify this contract or any certificate issued under it.

Both the contract and this certificate are executed at the Company's Home Office, the mailing address of which for this certificate is CIGNA Individual Insurance, Variable Products Service Center, Routing S224, Hartford, Connecticut 06152.

MODIFICATION OF CERTIFICATE. The Company reserves the right to modify this certificate to meet the requirements of applicable state and federal laws or regulations. The Company will notify the Certificate Owner in writing of any changes that bear upon the certificate.

NON-PARTICIPATION. This certificate is not entitled to share in surplus distribution.

LOANS.  Loans are not permitted under this certificate.

DETERMINATION OF VALUES. The method of determination by the Company of the Net Investment Factor and the number and value of Accumulation Units and Annuity Units shall be conclusive upon the Certificate Owner, and any Beneficiary or payee. Any paid-up annuity, cash surrender or death benefits that may be available under this certificate will not be less than the minimum benefits required by the jurisdiction of issue.

ENDORSEMENT OF INCOME PAYMENTS. The Company will make each Income Payment, payable under this certificate, at the Home Office by check. Each check must be personally endorsed by the payee/Annuitant, or the Company may require that proof of the payee/Annuitant's survival be furnished.

MISSTATEMENT OF AGE. If the age of the Annuitant is misstated, the amount payable under the certificate will be adjusted to be the amount of income which the actual premium paid would have purchased for the correct age according to the Company's rates in effect on the Certificate Date. Any overpayment by the Company, with interest at the rate of 6% per year, compounded annually, will be charged against the payments to be made next succeeding the adjustment. Any underpayment by the Company will be paid in a lump sum, with interest at the rate of 6% per year, compounded annually.

CLAIMS OF CREDITORS. To the extent permitted by law, no amounts payable under this certificate will be subject to the claims of creditors of any payee.

PERIODIC REPORTS. At least once each calendar year, the Company will furnish the Certificate Owner a report as required by law showing the Annuity Account Value at the end of the preceding year, all transactions during the year, the current Annuity Account Value, the number of Accumulation Units in each Variable Accumulation Account, the applicable Accumulation Unit Value as of the date of the report and the interest rate credited to the Fixed Account Sub-Account(s). The Company will also send such statements reflecting transactions in the Annuity Account as may be required by applicable laws, rules and regulations and any other information required by the Superintendent of Insurance.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

          FLEXIBLE PAYMENT DEFERRED GROUP VARIABLE ANNUITY CERTIFICATE
               WITH FIXED AND VARIABLE ACCOUNTS - NON-PARTICIPATING

                         OPTIONAL METHODS OF SETTLEMENT

This rider is made part of the contract to which it is attached as of the Date of Issue. Upon written request, the Company will agree to pay in accordance with any one of the options shown below all or part of the net proceeds that may be payable under the certificates issued under this contract.

While the Certificate Owner is alive, the request, including the designation of the payee, may be made by the Certificate Owner. At the time a Death Benefit becomes payable under a certificate, the request, including the designation of the payee, may then be made by the Beneficiary. Once Income Payments have begun, no surrender of the Annuity Value can be made (unless Variable Income Payments are made under Option III) and the Annuitant cannot be changed, nor can the settlement option be changed.

PAYMENT DATES. Under each certificate the first Income Payment under the settlement option selected will be made on the first day of the month following the Annuity Date. Subsequent payments will be made on the first day of each month in accordance with the manner of payment selected.


MINIMUM PAYMENT AMOUNT. Under a certificate the settlement option elected must result in an Income Payment at least equal to the minimum payment amount in accordance with the Company's rules then in effect. If at any time payments are less than the minimum payment amount, the Company has the right to change the frequency to an interval that will provide the minimum payment amount. If any amount due is less than the minimum per year, the Company may make other arrangements that are equitable.

FIXED BENEFIT OPTIONS

FIXED INCOME PAYMENTS. Fixed Income Payments will remain constant pursuant to the terms of the fixed settlement option(s) selected. The amount of each Fixed Income Payment shall be determined in accordance with the terms of the settlement option and the table(s) set forth in this rider, as applicable. The mortality table used is the 1983 Individual Annuitant Mortality (IAM) Table "a" and 3% interest. In determining the settlement amount, the settlement age of the Annuitant will be reduced by one year when the first instalment is payable during the 1990's, reduced by two years when the first instalment is payable during the decade 2000-2009, and so on.

FIRST OPTION: LIFE ANNUITY. An annuity payable monthly to the payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant.

SECOND OPTION: LIFE ANNUITY WITH CERTAIN PERIOD. An annuity providing monthly income to the payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant shall live.

THIRD OPTION: CASH REFUND LIFE ANNUITY. An annuity payable monthly to the payee during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the payee will receive an additional payment equal to the excess, if any, of (a) over (b) where: (a) is the initial value of the proceeds applied under this option; and (b) is the dollar amount of payments already paid.

FOURTH OPTION: ANNUITY CERTAIN. An amount payable monthly for the number of years selected which may be from 5 to 30 years.

EXCESS INTEREST. At the sole discretion of the Company, excess interest may be paid or credited from time to time in addition to the payments guaranteed under any fixed benefit Optional Method of Settlement.



AR421 X                                                                 (Page 1)

VARIABLE BENEFIT OPTIONS

VARIABLE INCOME PAYMENTS. The amount of the first Variable Income Payment shall be determined in accordance with the terms of the settlement option and the table(s) set forth in this rider, as applicable. The mortality table used is the 1983 Individual Annuitant Mortality (IAM) Table "a" and 3%. In determining the settlement amount, the settlement age of the Annuitant will be reduced by one year when the first instalment is payable during the 1990's, reduced by two years when the first instalment is payable during the decade 2000-2009 and so on.

All Variable Income Payments other than the first are determined by means of Annuity Units credited to a certificate with respect to the particular payee. The number of Annuity Units to be credited in respect of a particular Sub-Account under a certificate is determined by dividing that portion of the first Variable Income Payment attributable to that Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date. The number of Annuity Units of each Sub-Account credited with respect to the particular payee then remains fixed unless an exchange of Annuity Units is made pursuant to the "Exchange of Variable Annuity Units" section. The dollar amount of each Variable Income Payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment by the Annuity Unit Value for the particular Sub-Account for the first Valuation Period occurring on or immediately prior to the first day of each month.

ANNUITY UNIT VALUE. The Annuity Unit Value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Annuity Unit Value for the particular Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 3% per year to establish the Annuity Payment Rates set forth in this rider. The factor is 0.99991902 for a one day valuation period.

EXCHANGE OF VARIABLE ANNUITY UNITS. After the Annuity Date the payee may, by filing a written request with the Company at its Variable Products Service Center's Mailing Address, exchange the value of a designated number of Annuity Units of particular Variable Sub-Accounts then credited with respect to such payee into other Annuity Units, the value of which would be such that the dollar amount of an Income Payment made on the date of the exchange would be unaffected by the exchange. Unless otherwise authorized by the Company in writing, no more than 3 exchanges may be made in any Certificate Year.

Exchanges may be made among the Variable Sub-Accounts only. Exchanges shall be made using the Annuity Unit Values for the Valuation Period during which the request for exchange is received by the Company at its Variable Products Service Center's Mailing Address.

ANNUITY ACCOUNT FEE. After the Annuity Date an Annuity Account Fee amounting to $30 per year will be deducted in equal amounts from each variable Income Payment made during the year. For example, this would amount to a $2.50 deduction from each monthly Variable Income Payment. No deduction will be made from Fixed Income Payments.

OPTION I: VARIABLE LIFE ANNUITY. A variable annuity payable monthly to the payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant.


AR421 X                                                                 (Page 2)

OPTION II: VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD. A variable annuity which provides monthly payments during the lifetime of the Annuitant and further provides that if, at the death of the Annuitant, payments have been made for less than the elected period certain, which may be 60, 120, 180 or 240 months, the annuity payments will be continued during the remainder of such period.

OPTION III: VARIABLE ANNUITY CERTAIN. A variable amount payable monthly for the number of years selected which may be from 5 to 30 years. At any time during the period certain the Annuitant may elect that (1) all or a portion of any future payments to which the Annuitant is entitled be commuted and paid in one sum, or (2) such commuted amount, provided that the value thereof meets the minimum payment amount in accordance with the Company's rules then in effect, be applied to effect a variable annuity under one of the other options described herein. At the expiration of the period certain, no further payments of any kind are payable. If the Annuitant dies before the specified number of certain payments have been received, the remainder of the payments will be continued during the remainder of such period.

ADDITIONAL FIXED AND VARIABLE OPTIONS. Any proceeds payable under a certificate may also be settled under any other method of settlement offered by the Company at the time of the request.


                                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                             /s/  Thomas C. Jones
                                                     PRESIDENT


AR421 X                                                                 (Page 3)

          LIFE ANNUITY AND LIFE ANNUITY WITH CERTAIN PERIOD TABLE FOR
                           EACH $1,000 APPLIED - MALE

 Settlement age of    Number of instalments certain
 Annuitant nearest
     birthday         60      120      180      240

 Age  Life Annuity

 10      $2.87      $2.87   $2.87    $2.87    $2.87
 11       2.89       2.89    2.89     2.88     2.88
 12       2.90       2.90    2.90     2.90     2.90
 13       2.92       2.92    2.91     2.91     2.91
 14       2.93       2.93    2.93     2.93     2.92

 15       2.95       2.95    2.95     2.94     2.94
 16       2.96       2.96    2.96     2.96     2.96
 17       2.98       2.98    2.98     2.98     2.97
 18       3.00       3.00    3.00     2.99     2.99
 19       3.02       3.02    3.01     3.01     3.01

 20       3.04       3.04    3.03     3.03     3.03
 21       3.06       3.05    3.05     3.05     3.05
 22       3.08       3.08    3.07     3.07     3.07
 23       3.10       3.10    3.09     3.09     3.09
 24       3.12       3.12    3.12     3.11     3.11

 25       3.14       3.14    3.14     3.14     3.13
 26       3.17       3.17    3.16     3.16     3.15
 27       3.19       3.19    3.19     3.19     3.18
 28       3.22       3.22    3.22     3.21     3.20
 29       3.25       3.25    3.24     3.24     3.23

 30       3.28       3.28    3.27     3.27     3.26
 31       3.31       3.31    3.30     3.30     3.29
 32       3.34       3.34    3.33     3.33     3.32
 33       3.37       3.37    3.37     3.36     3.35
 34       3.41       3.41    3.40     3.39     3.38

 35       3.44       3.44    3.44     3.43     3.41
 36       3.48       3.48    3.48     3.46     3.45
 37       3.52       3.52    3.52     3.50     3.48
 38       3.57       3.56    3.56     3.54     3.52
 39       3.61       3.61    3.60     3.58     3.56

 40       3.66       3.65    3.65     3.63     3.60
 41       3.71       3.70    3.69     3.67     3.64
 42       3.76       3.75    3.74     3.72     3.68
 43       3.81       3.81    3.79     3.77     3.73
 44       3.87       3.86    3.85     3.82     3.77

 45       3.93       3.92    3.90     3.87     3.82
 46       3.99       3.98    3.96     3.92     3.87
 47       4.05       4.05    4.02     3.98     3.92
 48       4.12       4.11    4.09     4.04     3.97
 49       4.19       4.18    4.15     4.10     4.03

 50       4.27       4.26    4.22     4.17     4.08
 51       4.34       4.33    4.30     4.23     4.14
 52       4.43       4.41    4.37     4.30     4.20
 53       4.51       4.50    4.45     4.37     4.26
 54       4.60       4.59    4.54     4.45     4.32

 55       4.70       4.68    4.62     4.53     4.39
 56       4.80       4.78    4.72     4.61     4.45
 57       4.91       4.89    4.82     4.69     4.51
 58       5.03       5.00    4.92     4.78     4.58
 59       5.15       5.12    5.03     4.87     4.65

 60       5.28       5.25    5.14     4.96     4.71
 61       5.43       5.39    5.27     5.06     4.78
 62       5.58       5.53    5.39     5.16     4.84
 63       5.74       5.69    5.53     5.26     4.90
 64       5.91       5.85    5.66     5.36     4.96

 65       6.10       6.03    5.81     5.46     5.02
 66       6.30       6.21    5.96     5.56     5.08
 67       6.51       6.41    6.12     5.66     5.13
 68       6.73       6.62    6.28     5.77     5.18
 69       6.97       6.84    6.44     5.86     5.23

 70       7.23       7.07    6.61     5.96     5.27
 71       7.51       7.32    6.79     6.05     5.31
 72       7.80       7.58    6.96     6.14     5.34
 73       8.12       7.85    7.14     6.23     5.37
 74       8.46       8.14    7.32     6.31     5.40

 75       8.82       8.45    7.50     6.38     5.42
 76       9.21       8.76    7.67     6.45     5.44
 77       9.63       9.10    7.84     6.51     5.45
 78      10.08       9.44    8.01     6.57     5.47
 79      10.56       9.80    8.17     6.62     5.48

 80      11.07      10.17    8.33     6.66     5.49
 81      11.62      10.55    8.48     6.70     5.49
 82      12.20      10.94    8.61     6.73     5.50
 83      12.82      11.33    8.74     6.76     5.50
 84      13.47      11.73    8.86     6.79     5.51

 85      14.17      12.12    8.97     6.81     5.51


AR421 X                                                                 (Page 4)

          LIFE ANNUITY AND LIFE ANNUITY WITH CERTAIN PERIOD TABLE FOR
                          EACH $1,000 APPLIED - FEMALE

 Settlement age of    Number of instalments certain
 Annuitant nearest
     birthday         60      120      180      240

 Age  Life Annuity

 10      $2.80      $2.80   $2.80    $2.80    $2.80
 11       2.81       2.81    2.81     2.81     2.81
 12       2.82       2.82    2.82     2.82     2.82
 13       2.83       2.83    2.83     2.83     2.83
 14       2.85       2.85    2.85     2.84     2.84

 15       2.86       2.86    2.86     2.86     2.86
 16       2.87       2.87    2.87     2.87     2.87
 17       2.89       2.89    2.89     2.88     2.88
 18       2.90       2.90    2.90     2.90     2.90
 19       2.92       2.92    2.92     2.91     2.91

 20       2.93       2.93    2.93     2.93     2.93
 21       2.95       2.95    2.95     2.95     2.94
 22       2.96       2.96    2.96     2.96     2.96
 23       2.98       2.98    2.98     2.98     2.98
 24       3.00       3.00    3.00     3.00     2.99

 25       3.02       3.02    3.02     3.02     3.01
 26       3.04       3.04    3.04     3.03     3.03
 27       3.06       3.06    3.06     3.06     3.05
 28       3.08       3.08    3.08     3.08     3.07
 29       3.10       3.10    3.10     3.10     3.09

 30       3.13       3.13    3.12     3.12     3.12
 31       3.15       3.15    3.15     3.14     3.14
 32       3.18       3.18    3.17     3.17     3.16
 33       3.20       3.20    3.20     3.20     3.19
 34       3.23       3.23    3.23     3.22     3.22

 35       3.26       3.26    3.26     3.25     3.24
 36       3.29       3.29    3.29     3.28     3.27
 37       3.32       3.32    3.32     3.31     3.30
 38       3.35       3.35    3.35     3.34     3.33
 39       3.39       3.39    3.38     3.38     3.37

 40       3.42       3.42    3.42     3.41     3.40
 41       3.46       3.46    3.46     3.45     3.43
 42       3.50       3.50    3.50     3.49     3.47
 43       3.54       3.54    3.54     3.53     3.51
 44       3.59       3.59    3.58     3.57     3.55

 45       3.64       3.63    3.63     3.61     3.59
 46       3.68       3.68    3.67     3.66     3.63
 47       3.73       3.73    3.72     3.71     3.68
 48       3.79       3.79    3.77     3.76     3.72
 49       3.84       3.84    3.83     3.81     3.77

 50       3.90       3.90    3.89     3.86     3.82
 51       3.97       3.96    3.95     3.92     3.88
 52       4.03       4.03    4.01     3.98     3.93
 53       4.10       4.10    4.08     4.04     3.99
 54       4.18       4.17    4.15     4.11     4.04

 55       4.25       4.25    4.22     4.18     4.11
 56       4.34       4.33    4.30     4.25     4.17
 57       4.42       4.41    4.38     4.32     4.23
 58       4.52       4.51    4.47     4.40     4.30
 59       4.61       4.60    4.56     4.48     4.37

 60       4.72       4.70    4.66     4.57     4.44
 61       4.83       4.81    4.76     4.66     4.51
 62       4.95       4.93    4.87     4.75     4.58
 63       5.08       5.05    4.98     4.85     4.65
 64       5.21       5.18    5.10     4.95     4.72

 65       5.36       5.32    5.22     5.05     4.79
 66       5.51       5.47    5.36     5.16     4.86
 67       5.67       5.63    5.50     5.26     4.93
 68       5.85       5.80    5.65     5.37     5.00
 69       6.04       5.98    5.80     5.49     5.06

 70       6.25       6.18    5.97     5.60     5.12
 71       6.47       6.39    6.14     5.71     5.18
 72       6.71       6.62    6.32     5.83     5.23
 73       6.98       6.86    6.50     5.94     5.28
 74       7.26       7.12    6.69     6.04     5.32

 75       7.57       7.40    6.89     6.14     5.35
 76       7.90       7.69    7.09     6.24     5.39
 77       8.26       8.01    7.29     6.33     5.41
 78       8.65       8.34    7.49     6.41     5.43
 79       9.08       8.70    7.69     6.49     5.45

 80       9.54       9.07    7.89     6.55     5.47
 81      10.03       9.47    8.08     6.61     5.48
 82      10.58       9.88    8.26     6.66     5.49
 83      11.16      10.31    8.43     6.70     5.49
 84      11.80      10.75    8.59     6.74     5.50

 85      12.48      11.20    8.74     6.77     5.50


                  ANNUITY CERTAIN TABLE FOR EACH $1,000 APPLIED

    Numbers of years       Amount of each instalment
      during which
   instalments will be
          paid                Annual         Monthly

          5                  $ 211.99       $ 17.91
          6                    179.22         15.14
          7                    155.83         13.16
          8                    138.31         11.68
          9                    124.69         10.53
         10                    113.82          9.61

         11                    104.93          8.86
         12                     97.54          8.24
         13                     91.29          7.71
         14                     85.95          7.26
         15                     81.33          6.87
         16                     77.29          6.53

         17                     73.74          6.23
         18                     70.59          5.96
         19                     67.78          5.73
         20                     65.26          5.51
         25                     55.76          4.71


AR421 X                                                                 (Page 5)

                         OPTIONAL METHODS OF SETTLEMENT

This rider is made part of the contract to which it is attached as of the Date of Issue. Upon written request, the Company will agree to pay in accordance with any one of the options shown below all or part of the net proceeds that may be payable under this contract.

While the Certificate Owner is alive, the request, including the designation of the payee, may be made by the Certificate Owner. At the time a Death Benefit becomes payable under the certificate, the request, including the designation of the payee, may then be made by the Beneficiary. Once Income Payments have begun, no surrender of the Annuity Value can be made (unless Variable Income Payments are made under Option III) and the Annuitant cannot be changed, nor can the settlement option be changed.

PAYMENT DATES. Under each certificate the first Income Payment under the settlement option selected will be made on the first day of the month following the Annuity Date. Subsequent payments will be made on the first day of each month in accordance with the manner of payment selected.

MINIMUM PAYMENT AMOUNT. Under each certificate the settlement option elected must result in an Income Payment at least equal to the minimum payment amount in accordance with the Company's rules then in effect. If at any time payments are less than the minimum payment amount, the Company has the right to change the frequency to an interval that will provide the minimum payment amount. If any amount due is less than the minimum per year, the Company may make other arrangements that are equitable.

FIXED BENEFIT OPTIONS

FIXED INCOME PAYMENTS. Fixed Income Payments will remain constant pursuant to the terms of the fixed settlement option(s) selected. The amount of each Fixed Income Payment shall be determined in accordance with the terms of the settlement option and the table(s) set forth in this rider, as applicable. The mortality table used is the 1983 Individual Annuitant Mortality (IAM) Table "a" and 3% interest. In determining the settlement amount, the settlement age of the Annuitant will be reduced by one year when the first instalment is payable during the 1990's, reduced by two years when the first instalment is payable during the decade 2000-2009, and so on.

FIRST OPTION: LIFE ANNUITY. An annuity payable monthly to the payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant.

SECOND OPTION: LIFE ANNUITY WITH CERTAIN PERIOD. An annuity providing monthly income to the payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant shall live.

THIRD OPTION: CASH REFUND LIFE ANNUITY. An annuity payable monthly to the payee during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the payee will receive an additional payment equal to the excess, if any, of (a) over (b) where: (a) is the initial value of the proceeds applied under this option; and (b) is the dollar amount of payments already paid.

FOURTH OPTION: ANNUITY CERTAIN. An amount payable monthly for the number of years selected which may be from 5 to 30 years.

EXCESS INTEREST. At the sole discretion of the Company, excess interest may be paid or credited from time to time in addition to the payments guaranteed under any fixed benefit Optional Method of Settlement.



AR421 X-U                                                               (Page 1)

VARIABLE BENEFIT OPTIONS

VARIABLE INCOME PAYMENTS. The amount of the first Variable Income Payment shall be determined in accordance with the terms of the settlement option and the table(s) set forth in this rider, as applicable. The mortality table used is the 1983 Individual Annuitant Mortality (IAM) Table "a" and 3%. In determining the settlement amount, the settlement age of the Annuitant will be reduced by one year when the first instalment is payable during the 1990's, reduced by two years when the first instalment is payable during the decade 2000-2009 and so on.

All Variable Income Payments other than the first are determined by means of Annuity Units credited to the certificate with respect to the particular payee. The number of Annuity Units to be credited in respect of a particular Sub-Account under the certificate is determined by dividing that portion of the first Variable Income Payment attributable to that Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date. The number of Annuity Units of each Sub-Account credited with respect to the particular payee then remains fixed unless an exchange of Annuity Units is made pursuant to the "Exchange of Variable Annuity Units" section. The dollar amount of each Variable Income Payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment by the Annuity Unit Value for the particular Sub-Account for the first Valuation Period occurring on or immediately prior to the first day of each month.

ANNUITY UNIT VALUE. The Annuity Unit Value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Annuity Unit Value for the particular Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 3% per year to establish the Annuity Payment Rates set forth in this rider. The factor is 0.99991902 for a one day valuation period.

EXCHANGE OF VARIABLE ANNUITY UNITS. After the Annuity Date the payee may, by filing a written request with the Company at its Variable Products Service Center's Mailing Address, exchange the value of a designated number of Annuity Units of particular Variable Sub-Accounts then credited with respect to such payee into other Annuity Units, the value of which would be such that the dollar amount of an Income Payment made on the date of the exchange would be unaffected by the exchange. Unless otherwise authorized by the Company in writing, no more than 3 exchanges may be made in any Certificate Year.

Exchanges may be made among the Variable Sub-Accounts only. Exchanges shall be made using the Annuity Unit Values for the Valuation Period during which the request for exchange is received by the Company at its Variable Products Service Center's Mailing Address.

ANNUITY ACCOUNT FEE. After the Annuity Date an Annuity Account Fee amounting to $30 per year will be deducted in equal amounts from each variable Income Payment made during the year. For example, this would amount to a $2.50 deduction from each monthly Variable Income Payment. No deduction will be made from Fixed Income Payments.

OPTION I: VARIABLE LIFE ANNUITY. A variable annuity payable monthly to the payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant.


AR421 X-U                                                               (Page 2)

OPTION II: VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD. A variable annuity which provides monthly payments during the lifetime of the Annuitant and further provides that if, at the death of the Annuitant, payments have been made for less than the elected period certain, which may be 60, 120, 180 or 240 months, the annuity payments will be continued during the remainder of such period.

OPTION III: VARIABLE ANNUITY CERTAIN. A variable amount payable monthly for the number of years selected which may be from 5 to 30 years. At any time during the period certain the Annuitant may elect that (1) all or a portion of any future payments to which the Annuitant is entitled be commuted and paid in one sum, or (2) such commuted amount, provided that the value thereof meets the minimum payment amount in accordance with the Company's rules then in effect, be applied to effect a variable annuity under one of the other options described herein. At the expiration of the period certain, no further payments of any kind are payable. If the Annuitant dies before the specified number of certain payments have been received, the remainder of the payments will be continued during the remainder of such period.

ADDITIONAL FIXED AND VARIABLE BENEFIT OPTIONS. Any proceeds payable under a certificate may also be settled under any other method of settlement offered by the Company at the time of the request.


                                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                        /s/  Thomas C. Jones
                                               PRESIDENT


AR421 X-U                                                               (Page 3)

            LIFE ANNUITY AND LIFE ANNUITY WITH CERTAIN PERIOD TABLE
                        FOR EACH $1,000 APPLIED - UNISEX


 Settlement age of    Number of instalments certain
 Annuitant nearest
     birthday         60      120      180      240

 Age  Life Annuity

 10      $2.84      $2.84   $2.84    $2.84    $2.83
 11       2.85       2.85    2.85     2.85     2.85
 12       2.86       2.86    2.86     2.86     2.86
 13       2.88       2.88    2.88     2.87     2.87
 14       2.89       2.89    2.89     2.89     2.89

 15       2.91       2.90    2.90     2.90     2.90
 16       2.92       2.92    2.92     2.92     2.91
 17       2.94       2.94    2.93     2.93     2.93
 18       2.95       2.95    2.95     2.95     2.95
 19       2.97       2.97    2.97     2.96     2.96

 20       2.99       2.99    2.98     2.98     2.98
 21       3.00       3.00    3.00     3.00     3.00
 22       3.02       3.02    3.02     3.02     3.01
 23       3.04       3.04    3.04     3.04     3.03
 24       3.06       3.06    3.06     3.06     3.05

 25       3.08       3.08    3.08     3.08     3.07
 26       3.11       3.11    3.10     3.10     3.10
 27       3.13       3.13    3.13     3.12     3.12
 28       3.15       3.15    3.15     3.15     3.14
 29       3.18       3.18    3.17     3.17     3.16

 30       3.20       3.20    3.20     3.20     3.19
 31       3.23       3.23    3.23     3.22     3.22
 32       3.26       3.26    3.26     3.25     3.24
 33       3.29       3.29    3.29     3.28     3.27
 34       3.32       3.32    3.32     3.31     3.30

 35       3.35       3.35    3.35     3.34     3.33
 36       3.39       3.39    3.38     3.38     3.36
 37       3.42       3.42    3.42     3.41     3.40
 38       3.46       3.46    3.46     3.45     3.43
 39       3.50       3.50    3.49     3.48     3.47

 40       3.54       3.54    3.54     3.52     3.50
 41       3.59       3.59    3.58     3.56     3.54
 42       3.63       3.63    3.62     3.61     3.58
 43       3.68       3.68    3.67     3.65     3.62
 44       3.73       3.73    3.72     3.70     3.67

 45       3.78       3.78    3.77     3.74     3.71
 46       3.84       3.84    3.82     3.79     3.76
 47       3.90       3.89    3.88     3.85     3.80
 48       3.96       3.95    3.93     3.90     3.85
 49       4.02       4.02    3.99     3.96     3.91

 50       4.09       4.08    4.06     4.02     3.96
 51       4.16       4.15    4.13     4.08     4.01
 52       4.23       4.22    4.20     4.15     4.07
 53       4.31       4.30    4.27     4.21     4.13
 54       4.39       4.38    4.35     4.28     4.19

 55       4.48       4.47    4.43     4.36     4.25
 56       4.57       4.56    4.51     4.43     4.32
 57       4.67       4.65    4.60     4.51     4.38
 58       4.78       4.76    4.70     4.60     4.45
 59       4.89       4.87    4.80     4.68     4.51

 60       5.00       4.98    4.91     4.77     4.58
 61       5.13       5.10    5.02     4.87     4.65
 62       5.27       5.23    5.13     4.96     4.72
 63       5.41       5.37    5.26     5.06     4.79
 64       5.56       5.52    5.39     5.16     4.85

 65       5.73       5.68    5.52     5.27     4.92
 66       5.90       5.84    5.67     5.37     4.98
 67       6.09       6.02    5.82     5.48     5.04
 68       6.29       6.21    5.97     5.58     5.10
 69       6.51       6.41    6.13     5.69     5.15

 70       6.74       6.63    6.30     5.79     5.20
 71       6.99       6.86    6.47     5.90     5.25
 72       7.25       7.10    6.65     6.00     5.29
 73       7.54       7.36    6.83     6.09     5.33
 74       7.85       7.63    7.02     6.19     5.36

 75       8.19       7.92    7.21     6.27     5.39
 76       8.55       8.23    7.39     6.36     5.42
 77       8.93       8.56    7.58     6.43     5.44
 78       9.35       8.90    7.77     6.50     5.45
 79       9.80       9.26    7.95     6.56     5.47

 80      10.29       9.63    8.12     6.61     5.48
 81      10.81      10.02    8.29     6.66     5.49
 82      11.37      10.42    8.45     6.70     5.49
 83      11.98      10.83    8.60     6.74     5.50
 84      12.62      11.25    8.74     6.76     5.50

 85      13.31      11.67    8.86     6.79     5.51



                  ANNUITY CERTAIN TABLE FOR EACH $1,000 APPLIED

    Numbers of years       Amount of each instalment
      during which
   instalments will be
          paid                Annual         Monthly

          5                  $ 211.99       $ 17.91
          6                    179.22         15.14
          7                    155.83         13.16
          8                    138.31         11.68
          9                    124.69         10.53
         10                    113.82          9.61

         11                    104.93          8.86
         12                     97.54          8.24
         13                     91.29          7.71
         14                     85.95          7.26
         15                     81.33          6.87
         16                     77.29          6.53

         17                     73.74          6.23
         18                     70.59          5.96
         19                     67.78          5.73
         20                     65.26          5.51
         25                     55.76          4.71
         30                     49.53          4.18

AR421 X-U                                                               (Page 4)

                         OPTIONAL METHODS OF SETTLEMENT

This rider is made part of the certificate to which it is attached as of the Certificate Date. Upon written request, the Company will agree to pay in accordance with any one of the options shown below all or part of the net proceeds that may be payable under the certificate.

While the Certificate Owner is alive, the request, including the designation of the payee, may be made by the Certificate Owner. At the time a Death Benefit becomes payable under the certificate, the request, including the designation of the payee, may then be made by the Beneficiary. Once Income Payments have begun, no surrender of the Annuity Value can be made (unless Variable Income Payments are made under Option III) and the Annuitant cannot be changed, nor can the settlement option be changed.

PAYMENT DATES. The first Income Payment under the settlement option selected will be made on the first day of the month following the Annuity Date. Subsequent payments will be made on the first day of each month in accordance with the manner of payment selected.

MINIMUM PAYMENT AMOUNT. The settlement option elected must result in an Income Payment at least equal to the minimum payment amount in accordance with the Company's rules then in effect. If at any time payments are less than the minimum payment amount, the Company has the right to change the frequency to an interval that will provide the minimum payment amount. If any amount due is less than the minimum per year, the Company may make other arrangements that are equitable.

FIXED BENEFIT OPTIONS

FIXED INCOME PAYMENTS. Fixed Income Payments will remain constant pursuant to the terms of the fixed settlement option(s) selected. The amount of each Fixed Income Payment shall be determined in accordance with the terms of the settlement option and the table(s) set forth in this rider, as applicable. The mortality table used is the 1983 Individual Annuitant Mortality (IAM) Table "a" and 3% interest. In determining the settlement amount, the settlement age of the Annuitant will be reduced by one year when the first instalment is payable during the 1990's, reduced by two years when the first instalment is payable during the decade 2000-2009, and so on.

FIRST OPTION: LIFE ANNUITY. An annuity payable monthly to the payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant.

SECOND OPTION: LIFE ANNUITY WITH CERTAIN PERIOD. An annuity providing monthly income to the payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant shall live.

THIRD OPTION: CASH REFUND LIFE ANNUITY. An annuity payable monthly to the payee during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the payee will receive an additional payment equal to the excess, if any, of (a) over (b) where: (a) is the initial value of the proceeds applied under this option; and (b) is the dollar amount of payments already paid.

FOURTH OPTION: ANNUITY CERTAIN. An amount payable monthly for the number of years selected which may be from 5 to 30 years.

EXCESS INTEREST. At the sole discretion of the Company, excess interest may be paid or credited from time to time in addition to the payments guaranteed under any fixed benefit Optional Method of Settlement.



AR422                                                                   (Page 1)

VARIABLE BENEFIT OPTIONS

VARIABLE INCOME PAYMENTS. The amount of the first Variable Income Payment shall be determined in accordance with the terms of the settlement option and the table(s) set forth in this rider, as applicable. The mortality table used is the 1983 Individual Annuitant Mortality (IAM) Table "a" and 3%. In determining the settlement amount, the settlement age of the Annuitant will be reduced by one year when the first instalment is payable during the 1990's, reduced by two years when the first instalment is payable during the decade 2000-2009 and so on.

All Variable Income Payments other than the first are determined by means of Annuity Units credited to the certificate with respect to the particular payee. The number of Annuity Units to be credited in respect of a particular Sub-Account under the certificate is determined by dividing that portion of the first Variable Income Payment attributable to that Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date. The number of Annuity Units of each Sub-Account credited with respect to the particular payee then remains fixed unless an exchange of Annuity Units is made pursuant to the "Exchange of Variable Annuity Units" section. The dollar amount of each Variable Income Payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment by the Annuity Unit Value for the particular Sub-Account for the first Valuation Period occurring on or immediately prior to the first day of each month.

ANNUITY UNIT VALUE. The Annuity Unit Value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Annuity Unit Value for the particular Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 3% per year to establish the Annuity Payment Rates set forth in this rider. The factor is 0.99991902 for a one day valuation period.

EXCHANGE OF VARIABLE ANNUITY UNITS. After the Annuity Date the payee may, by filing a written request with the Company at its Variable Products Service Center's Mailing Address, exchange the value of a designated number of Annuity Units of particular Variable Sub-Accounts then credited with respect to such payee into other Annuity Units, the value of which would be such that the dollar amount of an Income Payment made on the date of the exchange would be unaffected by the exchange. Unless otherwise authorized by the Company in writing, no more than 3 exchanges may be made in any Certificate Year.

Exchanges may be made among the Variable Sub-Accounts only. Exchanges shall be made using the Annuity Unit Values for the Valuation Period during which the request for exchange is received by the Company at its Variable Products Service Center's Mailing Address.

ANNUITY ACCOUNT FEE. After the Annuity Date an Annuity Account Fee amounting to $30 per year will be deducted in equal amounts from each variable Income Payment made during the year. For example, this would amount to a $2.50 deduction from each monthly Variable Income Payment. No deduction will be made from Fixed Income Payments.

OPTION I: VARIABLE LIFE ANNUITY. A variable annuity payable monthly to the payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant.


AR422                                                                   (Page 2)

OPTION II: VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD. A variable annuity which provides monthly payments during the lifetime of the Annuitant and further provides that if, at the death of the Annuitant, payments have been made for less than the elected period certain, which may be 60, 120, 180 or 240 months, the annuity payments will be continued during the remainder of such period.

OPTION III: VARIABLE ANNUITY CERTAIN. A variable amount payable monthly for the number of years selected which may be from 5 to 30 years. At any time during the period certain the Annuitant may elect that (1) all or a portion of any future payments to which the Annuitant is entitled be commuted and paid in one sum, or (2) such commuted amount, provided that the value thereof meets the minimum payment amount in accordance with the Company's rules then in effect, be applied to effect a variable annuity under one of the other options described herein. At the expiration of the period certain, no further payments of any kind are payable. If the Annuitant dies before the specified number of certain payments have been received, the remainder of the payments will be continued during the remainder of such period.

ADDITIONAL FIXED AND VARIABLE OPTIONS. Any proceeds payable under the certificate may also be settled under any other method of settlement offered by the Company at the time of the request.


                                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                        /s/  Thomas C. Jones
                                               PRESIDENT


AR422                                                                   (Page 3)

            LIFE ANNUITY AND LIFE ANNUITY WITH CERTAIN PERIOD TABLE
                         FOR EACH $1,000 APPLIED - MALE


 Settlement age of    Number of instalments certain
 Annuitant nearest
     birthday         60      120      180      240

 Age  Life Annuity

 10      $2.87      $2.87   $2.87    $2.87    $2.87
 11       2.89       2.89    2.89     2.88     2.88
 12       2.90       2.90    2.90     2.90     2.90
 13       2.92       2.92    2.91     2.91     2.91
 14       2.93       2.93    2.93     2.93     2.92

 15       2.95       2.95    2.95     2.94     2.94
 16       2.96       2.96    2.96     2.96     2.96
 17       2.98       2.98    2.98     2.98     2.97
 18       3.00       3.00    3.00     2.99     2.99
 19       3.02       3.02    3.01     3.01     3.01

 20       3.04       3.04    3.03     3.03     3.03
 21       3.06       3.05    3.05     3.05     3.05
 22       3.08       3.08    3.07     3.07     3.07
 23       3.10       3.10    3.09     3.09     3.09
 24       3.12       3.12    3.12     3.11     3.11

 25       3.14       3.14    3.14     3.14     3.13
 26       3.17       3.17    3.16     3.16     3.15
 27       3.19       3.19    3.19     3.19     3.18
 28       3.22       3.22    3.22     3.21     3.20
 29       3.25       3.25    3.24     3.24     3.23

 30       3.28       3.28    3.27     3.27     3.26
 31       3.31       3.31    3.30     3.30     3.29
 32       3.34       3.34    3.33     3.33     3.32
 33       3.37       3.37    3.37     3.36     3.35
 34       3.41       3.41    3.40     3.39     3.38

 35       3.44       3.44    3.44     3.43     3.41
 36       3.48       3.48    3.48     3.46     3.45
 37       3.52       3.52    3.52     3.50     3.48
 38       3.57       3.56    3.56     3.54     3.52
 39       3.61       3.61    3.60     3.58     3.56

 40       3.66       3.65    3.65     3.63     3.60
 41       3.71       3.70    3.69     3.67     3.64
 42       3.76       3.75    3.74     3.72     3.68
 43       3.81       3.81    3.79     3.77     3.73
 44       3.87       3.86    3.85     3.82     3.77

 45       3.93       3.92    3.90     3.87     3.82
 46       3.99       3.98    3.96     3.92     3.87
 47       4.05       4.05    4.02     3.98     3.92
 48       4.12       4.11    4.09     4.04     3.97
 49       4.19       4.18    4.15     4.10     4.03

 50       4.27       4.26    4.22     4.17     4.08
 51       4.34       4.33    4.30     4.23     4.14
 52       4.43       4.41    4.37     4.30     4.20
 53       4.51       4.50    4.45     4.37     4.26
 54       4.60       4.59    4.54     4.45     4.32

 55       4.70       4.68    4.62     4.53     4.39
 56       4.80       4.78    4.72     4.61     4.45
 57       4.91       4.89    4.82     4.69     4.51
 58       5.03       5.00    4.92     4.78     4.58
 59       5.15       5.12    5.03     4.87     4.65

 60       5.28       5.25    5.14     4.96     4.71
 61       5.43       5.39    5.27     5.06     4.78
 62       5.58       5.53    5.39     5.16     4.84
 63       5.74       5.69    5.53     5.26     4.90
 64       5.91       5.85    5.66     5.36     4.96

 65       6.10       6.03    5.81     5.46     5.02
 66       6.30       6.21    5.96     5.56     5.08
 67       6.51       6.41    6.12     5.66     5.13
 68       6.73       6.62    6.28     5.77     5.18
 69       6.97       6.84    6.44     5.86     5.23

 70       7.23       7.07    6.61     5.96     5.27
 71       7.51       7.32    6.79     6.05     5.31
 72       7.80       7.58    6.96     6.14     5.34
 73       8.12       7.85    7.14     6.23     5.37
 74       8.46       8.14    7.32     6.31     5.40

 75       8.82       8.45    7.50     6.38     5.42
 76       9.21       8.76    7.67     6.45     5.44
 77       9.63       9.10    7.84     6.51     5.45
 78      10.08       9.44    8.01     6.57     5.47
 79      10.56       9.80    8.17     6.62     5.48

 80      11.07      10.17    8.33     6.66     5.49
 81      11.62      10.55    8.48     6.70     5.49
 82      12.20      10.94    8.61     6.73     5.50
 83      12.82      11.33    8.74     6.76     5.50
 84      13.47      11.73    8.86     6.79     5.51

 85      14.17      12.12    8.97     6.81     5.51


AR422                                                                   (Page 4)

            LIFE ANNUITY AND LIFE ANNUITY WITH CERTAIN PERIOD TABLE
                        FOR EACH $1,000 APPLIED - FEMALE

 Settlement age of    Number of instalments certain
 Annuitant nearest
     birthday          60      120      180      240

 Age  Life Annuity

 10      $2.80      $2.80   $2.80    $2.80    $2.80
 11       2.81       2.81    2.81     2.81     2.81
 12       2.82       2.82    2.82     2.82     2.82
 13       2.83       2.83    2.83     2.83     2.83
 14       2.85       2.85    2.85     2.84     2.84

 15       2.86       2.86    2.86     2.86     2.86
 16       2.87       2.87    2.87     2.87     2.87
 17       2.89       2.89    2.89     2.88     2.88
 18       2.90       2.90    2.90     2.90     2.90
 19       2.92       2.92    2.92     2.91     2.91

 20       2.93       2.93    2.93     2.93     2.93
 21       2.95       2.95    2.95     2.95     2.94
 22       2.96       2.96    2.96     2.96     2.96
 23       2.98       2.98    2.98     2.98     2.98
 24       3.00       3.00    3.00     3.00     2.99

 25       3.02       3.02    3.02     3.02     3.01
 26       3.04       3.04    3.04     3.03     3.03
 27       3.06       3.06    3.06     3.06     3.05
 28       3.08       3.08    3.08     3.08     3.07
 29       3.10       3.10    3.10     3.10     3.09

 30       3.13       3.13    3.12     3.12     3.12
 31       3.15       3.15    3.15     3.14     3.14
 32       3.18       3.18    3.17     3.17     3.16
 33       3.20       3.20    3.20     3.20     3.19
 34       3.23       3.23    3.23     3.22     3.22

 35       3.26       3.26    3.26     3.25     3.24
 36       3.29       3.29    3.29     3.28     3.27
 37       3.32       3.32    3.32     3.31     3.30
 38       3.35       3.35    3.35     3.34     3.33
 39       3.39       3.39    3.38     3.38     3.37

 40       3.42       3.42    3.42     3.41     3.40
 41       3.46       3.46    3.46     3.45     3.43
 42       3.50       3.50    3.50     3.49     3.47
 43       3.54       3.54    3.54     3.53     3.51
 44       3.59       3.59    3.58     3.57     3.55

 45       3.64       3.63    3.63     3.61     3.59
 46       3.68       3.68    3.67     3.66     3.63
 47       3.73       3.73    3.72     3.71     3.68
 48       3.79       3.79    3.77     3.76     3.72
 49       3.84       3.84    3.83     3.81     3.77

 50       3.90       3.90    3.89     3.86     3.82
 51       3.97       3.96    3.95     3.92     3.88
 52       4.03       4.03    4.01     3.98     3.93
 53       4.10       4.10    4.08     4.04     3.99
 54       4.18       4.17    4.15     4.11     4.04

 55       4.25       4.25    4.22     4.18     4.11
 56       4.34       4.33    4.30     4.25     4.17
 57       4.42       4.41    4.38     4.32     4.23
 58       4.52       4.51    4.47     4.40     4.30
 59       4.61       4.60    4.56     4.48     4.37

 60       4.72       4.70    4.66     4.57     4.44
 61       4.83       4.81    4.76     4.66     4.51
 62       4.95       4.93    4.87     4.75     4.58
 63       5.08       5.05    4.98     4.85     4.65
 64       5.21       5.18    5.10     4.95     4.72

 65       5.36       5.32    5.22     5.05     4.79
 66       5.51       5.47    5.36     5.16     4.86
 67       5.67       5.63    5.50     5.26     4.93
 68       5.85       5.80    5.65     5.37     5.00
 69       6.04       5.98    5.80     5.49     5.06

 70       6.25       6.18    5.97     5.60     5.12
 71       6.47       6.39    6.14     5.71     5.18
 72       6.71       6.62    6.32     5.83     5.23
 73       6.98       6.86    6.50     5.94     5.28
 74       7.26       7.12    6.69     6.04     5.32

 75       7.57       7.40    6.89     6.14     5.35
 76       7.90       7.69    7.09     6.24     5.39
 77       8.26       8.01    7.29     6.33     5.41
 78       8.65       8.34    7.49     6.41     5.43
 79       9.08       8.70    7.69     6.49     5.45

 80       9.54       9.07    7.89     6.55     5.47
 81      10.03       9.47    8.08     6.61     5.48
 82      10.58       9.88    8.26     6.66     5.49
 83      11.16      10.31    8.43     6.70     5.49
 84      11.80      10.75    8.59     6.74     5.50

 85      12.48      11.20    8.74     6.77     5.50


                  ANNUITY CERTAIN TABLE FOR EACH $1,000 APPLIED

    Numbers of years       Amount of each instalment
      during which
   instalments will be
          paid                Annual         Monthly

          5                  $ 211.99       $ 17.91
          6                    179.22         15.14
          7                    155.83         13.16
          8                    138.31         11.68
          9                    124.69         10.53
         10                    113.82          9.61

         11                    104.93          8.86
         12                     97.54          8.24
         13                     91.29          7.71
         14                     85.95          7.26
         15                     81.33          6.87
         16                     77.29          6.53

         17                     73.74          6.23
         18                     70.59          5.96
         19                     67.78          5.73
         20                     65.26          5.51
         25                     55.76          4.71


AR422                                                                   (Page 5)

                         OPTIONAL METHODS OF SETTLEMENT

This rider is made part of the certificate to which it is attached as of the Certificate Date. Upon written request, the Company will agree to pay in accordance with any one of the options shown below all or part of the net proceeds that may be payable under the certificate.

While the Certificate Owner is alive, the request, including the designation of the payee, may be made by the Certificate Owner. At the time a Death Benefit becomes payable under the certificate, the request, including the designation of the payee, may then be made by the Beneficiary. Once Income Payments have begun, no surrender of the Annuity Value can be made (unless Variable Income Payments are made under Option III) and the Annuitant cannot be changed, nor can the settlement option be changed.

PAYMENT DATES. The first Income Payment under the settlement option selected will be made on the first day of the month following the Annuity Date. Subsequent payments will be made on the first day of each month in accordance with the manner of payment selected.

MINIMUM PAYMENT AMOUNT. The settlement option elected must result in an Income Payment at least equal to the minimum payment amount in accordance with the Company's rules then in effect. If at any time payments are less than the minimum payment amount, the Company has the right to change the frequency to an interval that will provide the minimum payment amount. If any amount due is less than the minimum per year, the Company may make other arrangements that are equitable.

FIXED BENEFIT OPTIONS

FIXED INCOME PAYMENTS. Fixed Income Payments will remain constant pursuant to the terms of the fixed settlement option(s) selected. The amount of each Fixed Income Payment shall be determined in accordance with the terms of the settlement option and the table(s) set forth in this rider, as applicable. The mortality table used is the 1983 Individual Annuitant Mortality (IAM) Table "a" and 3% interest. In determining the settlement amount, the settlement age of the Annuitant will be reduced by one year when the first instalment is payable during the 1990's, reduced by two years when the first instalment is payable during the decade 2000-2009, and so on.

FIRST OPTION: LIFE ANNUITY. An annuity payable monthly to the payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant.

SECOND OPTION: LIFE ANNUITY WITH CERTAIN PERIOD. An annuity providing monthly income to the payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant shall live.

THIRD OPTION: CASH REFUND LIFE ANNUITY. An annuity payable monthly to the payee during the lifetime of the Annuitant ceasing with the last payment due prior to the death of the Annuitant provided that, at the death of the Annuitant, the payee will receive an additional payment equal to the excess, if any, of (a) over (b) where: (a) is the initial value of the proceeds applied under this option; and (b) is the dollar amount of payments already paid.

FOURTH OPTION: ANNUITY CERTAIN. An amount payable monthly for the number of years selected which may be from 5 to 30 years.

EXCESS INTEREST. At the sole discretion of the Company, excess interest may be paid or credited from time to time in addition to the payments guaranteed under any fixed benefit Optional Method of Settlement.




AR422-U                                                                 (Page 1)

VARIABLE BENEFIT OPTIONS

VARIABLE INCOME PAYMENTS. The amount of the first Variable Income Payment shall be determined in accordance with the terms of the settlement option and the table(s) set forth in this rider, as applicable. The mortality table used is the 1983 Individual Annuitant Mortality (IAM) Table "a" and 3%. In determining the settlement amount, the settlement age of the Annuitant will be reduced by one year when the first instalment is payable during the 1990's, reduced by two years when the first instalment is payable during the decade 2000-2009 and so on.

All Variable Income Payments other than the first are determined by means of Annuity Units credited to the certificate with respect to the particular payee. The number of Annuity Units to be credited in respect of a particular Sub-Account under the certificate is determined by dividing that portion of the first Variable Income Payment attributable to that Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Date. The number of Annuity Units of each Sub-Account credited with respect to the particular payee then remains fixed unless an exchange of Annuity Units is made pursuant to the "Exchange of Variable Annuity Units" section. The dollar amount of each Variable Income Payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment by the Annuity Unit Value for the particular Sub-Account for the first Valuation Period occurring on or immediately prior to the first day of each month.

ANNUITY UNIT VALUE. The Annuity Unit Value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Annuity Unit Value for the particular Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit Value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 3% per year to establish the Annuity Payment Rates set forth in this rider. The factor is 0.99991902 for a one day valuation period.

EXCHANGE OF VARIABLE ANNUITY UNITS. After the Annuity Date the payee may, by filing a written request with the Company at its Variable Products Service Center's Mailing Address, exchange the value of a designated number of Annuity Units of particular Variable Sub-Accounts then credited with respect to such payee into other Annuity Units, the value of which would be such that the dollar amount of an Income Payment made on the date of the exchange would be unaffected by the exchange. Unless otherwise authorized by the Company in writing, no more than 3 exchanges may be made in any Certificate Year.

Exchanges may be made among the Variable Sub-Accounts only. Exchanges shall be made using the Annuity Unit Values for the Valuation Period during which the request for exchange is received by the Company at its Variable Products Service Center's Mailing Address.

ANNUITY ACCOUNT FEE. After the Annuity Date an Annuity Account Fee amounting to $30 per year will be deducted in equal amounts from each variable Income Payment made during the year. For example, this would amount to a $2.50 deduction from each monthly Variable Income Payment. No deduction will be made from Fixed Income Payments.

OPTION I: VARIABLE LIFE ANNUITY. A variable annuity payable monthly to the payee during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant.


AR422-U                                                                 (Page 2)

OPTION II: VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD. A variable annuity which provides monthly payments during the lifetime of the Annuitant and further provides that if, at the death of the Annuitant, payments have been made for less than the elected period certain, which may be 60, 120, 180 or 240 months, the annuity payments will be continued during the remainder of such period.

OPTION III: VARIABLE ANNUITY CERTAIN. A variable amount payable monthly for the number of years selected which may be from 5 to 30 years. At any time during the period certain the Annuitant may elect that (1) all or a portion of any future payments to which the Annuitant is entitled be commuted and paid in one sum, or (2) such commuted amount, provided that the value thereof meets the minimum payment amount in accordance with the Company's rules then in effect, be applied to effect a variable annuity under one of the other options described herein. At the expiration of the period certain, no further payments of any kind are payable. If the Annuitant dies before the specified number of certain payments have been received, the remainder of the payments will be continued during the remainder of such period.

ADDITIONAL FIXED AND VARIABLE BENEFIT OPTIONS. Any proceeds payable under the certificate may also be settled under any other method of settlement offered by the Company at the time of the request.


                                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                        /s/  Thomas C. Jones
                                               PRESIDENT


AR422-U                                                                 (Page 3)

            LIFE ANNUITY AND LIFE ANNUITY WITH CERTAIN PERIOD TABLE
                        FOR EACH $1,000 APPLIED - UNISEX


 Settlement age of    Number of instalments certain
 Annuitant nearest
     birthday         60      120      180      240

 Age  Life Annuity

 10      $2.84      $2.84   $2.84    $2.84    $2.83
 11       2.85       2.85    2.85     2.85     2.85
 12       2.86       2.86    2.86     2.86     2.86
 13       2.88       2.88    2.88     2.87     2.87
 14       2.89       2.89    2.89     2.89     2.89

 15       2.91       2.90    2.90     2.90     2.90
 16       2.92       2.92    2.92     2.92     2.91
 17       2.94       2.94    2.93     2.93     2.93
 18       2.95       2.95    2.95     2.95     2.95
 19       2.97       2.97    2.97     2.96     2.96

 20       2.99       2.99    2.98     2.98     2.98
 21       3.00       3.00    3.00     3.00     3.00
 22       3.02       3.02    3.02     3.02     3.01
 23       3.04       3.04    3.04     3.04     3.03
 24       3.06       3.06    3.06     3.06     3.05

 25       3.08       3.08    3.08     3.08     3.07
 26       3.11       3.11    3.10     3.10     3.10
 27       3.13       3.13    3.13     3.12     3.12
 28       3.15       3.15    3.15     3.15     3.14
 29       3.18       3.18    3.17     3.17     3.16

 30       3.20       3.20    3.20     3.20     3.19
 31       3.23       3.23    3.23     3.22     3.22
 32       3.26       3.26    3.26     3.25     3.24
 33       3.29       3.29    3.29     3.28     3.27
 34       3.32       3.32    3.32     3.31     3.30

 35       3.35       3.35    3.35     3.34     3.33
 36       3.39       3.39    3.38     3.38     3.36
 37       3.42       3.42    3.42     3.41     3.40
 38       3.46       3.46    3.46     3.45     3.43
 39       3.50       3.50    3.49     3.48     3.47

 40       3.54       3.54    3.54     3.52     3.50
 41       3.59       3.59    3.58     3.56     3.54
 42       3.63       3.63    3.62     3.61     3.50
 43       3.68       3.68    3.67     3.65     3.62
 44       3.73       3.73    3.72     3.70     3.67

 45       3.78       3.78    3.77     3.74     3.71
 46       3.84       3.84    3.82     3.79     3.76
 47       3.90       3.89    3.88     3.85     3.80
 48       3.96       3.95    3.93     3.90     3.85
 49       4.02       4.02    3.99     3.96     3.91

 50       4.09       4.08    4.06     4.02     3.96
 51       4.16       4.15    4.13     4.08     4.01
 52       4.23       4.22    4.20     4.15     4.07
 53       4.31       4.30    4.27     4.21     4.13
 54       4.39       4.38    4.35     4.28     4.19

 55       4.48       4.47    4.43     4.36     4.25
 56       4.57       4.56    4.51     4.43     4.32
 57       4.67       4.65    4.60     4.51     4.38
 58       4.78       4.76    4.70     4.60     4.45
 59       4.89       4.87    4.80     4.68     4.51

 60       5.00       4.98    4.91     4.77     4.58
 61       5.13       5.10    5.02     4.87     4.65
 62       5.27       5.23    5.13     4.96     4.72
 63       5.41       5.37    5.26     5.06     4.79
 64       5.56       5.52    5.39     5.16     4.85

 65       5.73       5.68    5.52     5.27     4.92
 66       5.90       5.84    5.67     5.37     4.98
 67       6.09       6.02    5.82     5.48     5.04
 68       6.29       6.21    5.97     5.58     5.10
 69       6.51       6.41    6.13     5.69     5.15

 70       6.74       6.63    6.30     5.79     5.20
 71       6.99       6.86    6.47     5.90     5.25
 72       7.25       7.10    6.65     6.00     5.29
 73       7.54       7.36    6.83     6.09     5.33
 74       7.85       7.63    7.02     6.19     5.36

 75       8.19       7.92    7.21     6.27     5.39
 76       8.55       8.23    7.39     6.36     5.42
 77       8.93       8.56    7.58     6.43     5.44
 78       9.35       8.90    7.77     6.50     5.45
 79       9.80       9.26    7.95     6.56     5.47

 80      10.29       9.63    8.12     6.61     5.48
 81      10.81      10.02    8.29     6.66     5.49
 82      11.37      10.42    8.45     6.70     5.49
 83      11.98      10.83    8.60     6.74     5.50
 84      12.62      11.25    8.74     6.76     5.50

 85      13.31      11.67    8.86     6.79     5.51



                  ANNUITY CERTAIN TABLE FOR EACH $1,000 APPLIED

    Numbers of years       Amount of each instalment
      during which
   instalments will be
          paid                Annual         Monthly

          5                  $ 211.99       $ 17.91
          6                    179.22         15.14
          7                    155.83         13.16
          8                    138.31         11.68
          9                    124.69         10.53
         10                    113.82          9.61

         11                    104.93          8.86
         12                     97.54          8.24
         13                     91.29          7.71
         14                     85.95          7.26
         15                     81.33          6.87
         16                     77.29          6.53

         17                     73.74          6.23
         18                     70.59          5.96
         19                     67.78          5.73
         20                     65.26          5.51
         25                     55.76          4.71
         30                     49.53          4.18

AR422-U                                                                 (Page 4)